UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

ENVERIC BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION DATED SEPTEMBER 7, 2023

ENVERIC BIOSCIENCES, INC.

4851 Tamiami Trail N., Suite 200

Naples, Florida 34103

September [●], 2023

Dear Stockholders:

We cordially invite you to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Enveric Biosciences, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), which will be held on Thursday, November 2, 2023, at 10:00 a.m., Eastern Time at www.virtualshareholdermeeting.com/ENVB2023. The Annual Meeting will be a virtual meeting conducted exclusively via live webcast. You or your proxyholder will be able to attend the virtual Annual Meeting online, vote and view the list of stockholders entitled to vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/ENVB2023 and entering the 16-digit control number on your proxy card or voting instruction form, as applicable. You will not be able to attend the annual meeting in person. To register and receive access to the virtual Annual Meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement.

Details regarding the Annual Meeting, the business to be conducted at the Annual Meeting, and information about the Company that you should consider when you vote your shares are more fully described in the accompanying proxy statement.

At the Annual Meeting, five persons will be elected to our board of directors (the “Board”). In addition, we will ask stockholders to approve the compensation of our named executive officers, as disclosed in this proxy statement, to ratify the appointment of Marcum LLP (formerly Friedman LLP) as our independent registered public accounting firm for our fiscal year ending December 31, 2023, to approve proposed amendments to the Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan, as amended, and to approve the issuance of shares of our common stock to Lincoln Park Capital Fund, LLC (“Lincoln Park”) pursuant to Nasdaq Listing Rules 5635(a), 5635(b) and 5635(d). The Board recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting. You are entitled to vote at our Annual Meeting and any adjournments, continuations or postponements thereof only if you were a stockholder as of September 14, 2023.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about September [●], 2023, we will begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy statement for our 2023 Annual Meeting of Stockholders and our 2022 annual report to stockholders. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting and how to receive a paper copy of the proxy materials by mail.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the Annual Meeting online, please vote as promptly as possible by following the instructions in the accompanying proxy statement to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting online during the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the accompanying proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary, or you may also virtually attend the meeting and vote online during the meeting. You may change or revoke your proxy at any time before it is voted at the meeting.

On behalf of the Board, I urge you to submit your vote as soon as possible, even if you currently plan to attend the Annual Meeting online.

If you have any questions regarding the attached proxy statement or need assistance in voting your shares of common stock, please contact our proxy solicitor, Kingsdale Advisors, by telephone at 1-866-581-1570 (stockholders) and 646-741-3433 (brokers, banks and other nominees), or by email at contactus@kingsdaleadvisors.com.

Thank you for your ongoing support of our Company.

By	order of the Board of Directors,

/s/ Joseph Tucker
Joseph Tucker, Ph.D.
Chief Executive Officer

ENVERIC BIOSCIENCES, INC.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 2, 2023

Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Enveric Biosciences, Inc., a Delaware corporation (the “Company”), will be held on Thursday, November 2, 2023, at 10:00 a.m., Eastern Time via a live webcast on the Internet. You will be able to virtually attend the Annual Meeting online and vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ENVB2023 during the meeting. Only stockholders of record of our common stock on September 14, 2023 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournments, continuations or postponements thereof that may take place. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.	To elect five directors, to serve until the Company’s 2024 annual meeting of stockholders or until their successors are duly elected and qualified (“Election of Directors”);

2.	To approve by a non-binding advisory vote the compensation of the Company’s named executive officers, as disclosed in this proxy statement (the “Say-on-Pay Proposal”);

3.	To ratify the appointment of Marcum LLP (formerly Friedman LLP) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);

4.	To approve proposed amendments to the Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan, as amended, in substantially the form attached to the proxy statement as Annex A (the “Incentive Plan Proposal”);

5.	To approve the issuance of shares of common stock to Lincoln Park Capital Fund, LLC pursuant to Nasdaq Listing Rules 5635(a), 5635(b) and 5635(d) (the “Nasdaq Proposal”); and

6.	To transact such other business that is properly presented at the annual meeting and any adjournments, continuations or postponements thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote FOR each of the board of directors’ five nominees that are standing for election to the board of directors (Proposal 1), FOR the Say-on-Pay Proposal (Proposal 2), FOR the Auditor Ratification Proposal (Proposal 3), FOR the Incentive Plan Proposal (Proposal 4), and FOR the Nasdaq Proposal (Proposal 5).

The Board has fixed the close of business on September 14, 2023 as the Record Date for the Annual Meeting. Only stockholders of record on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s), continuations(s), or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours for the 10 calendar days prior to the Annual Meeting and online during the Annual Meeting.

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT.

Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy as promptly as possible by Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting.

On behalf of our entire board of directors, we thank you for your continued support.

	By	order of the Board of Directors,

/s/ Joseph Tucker
Joseph Tucker, Ph.D.
Chief Executive Officer

Naples, Florida
September [●], 2023

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a).

ENVERIC BIOSCIENCES, INC.

4851 Tamiami Trail N., Suite 200

Naples, FL 34103

PROXY STATEMENT FOR ENVERIC BIOSCIENCES, INC.

2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 2, 2023

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” the “Company” or “Enveric” refer to Enveric Biosciences, Inc., a Delaware corporation and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.01 per share (“Common Stock”).

The accompanying proxy is solicited by the board of directors of the Company (the “Board”) on behalf of Enveric Biosciences, Inc. to be voted at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, November 2, 2023, and at any adjournment, continuation or postponement thereof, for the purposes set forth in the accompanying Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”). The Annual Meeting will be held virtually via a live webcast on the Internet on Thursday, November 2, 2023 at 10:00 a.m., Eastern Time.

If you held shares of our Common Stock at the close of business on September 14, 2023 (the “Record Date”), you are invited to attend the Annual Meeting virtually at www.virtualshareholdermeeting.com/ENVB2023 and if you held shares of our Common Stock at the close of business on the Record Date, you are invited to vote on the proposals described in this proxy statement.

The Company will pay the costs of soliciting proxies from stockholders. We have retained Kingsdale Advisors to assist in the solicitation of proxies for a fee of $9,500, plus reimbursement of expenses. In addition to solicitation by mail and by Kingsdale Advisors, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person.

On or about September [●], 2023, we intend to begin sending to our stockholders entitled to vote the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for the 2023 annual meeting of stockholders and our 2022 annual report to stockholders.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 2, 2023

This proxy statement, the notice of 2023 annual meeting of stockholders, our form of proxy card and our 2022 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your Internet Availability Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2022, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.enveric.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:

Enveric Biosciences, Inc.

Attn: Kevin Coveney

4851 Tamiami Trail N., Suite 200

Naples, FL 34103.

Exhibits will be provided upon written request and payment of an appropriate processing fee.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Joseph Tucker, Ph.D. and Kevin Coveney as your proxies. The proxies will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (“SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the following proposals:

1.	The election of five directors, to serve until the Company’s 2024 annual meeting of stockholders or until their successors are duly elected and qualified (the “Election of Directors Proposal”);

2.	A non-binding advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in this proxy statement (the “Say-on-Pay Proposal”);

3.	The ratification of the appointment of Marcum LLP (formerly Friedman LLP) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);

4.	The approval of proposed amendments to the Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan, as amended (the “Incentive Plan Proposal”); and

5.	The approval of the issuance of shares of Common Stock to Lincoln Park Capital Fund, LLC (“Lincoln Park”) pursuant to Nasdaq Listing Rules 5635(a), 5635(b) and 5635(d) (the “Nasdaq Proposal”).

Why is the company soliciting my proxy?

The Board of Directors of the Company (the “Board”) is soliciting your proxy to vote at the Annual Meeting to be held virtually via live audio webcast, on Thursday, November 2, 2023 at 10:00 a.m., Eastern Time at www.virtualshareholdermeeting.com/ENVB2023 and any adjournments, continuations or postponements of the meeting, which we refer to as the annual meeting. This proxy statement along with the accompanying Notice of 2023 Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of 2023 Annual Meeting of Stockholders, the proxy card and a copy of our 2022 annual report to stockholders because you owned shares of our Common Stock on September 14, 2023, or the Record Date. We will commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Internet Availability Notice, and, if applicable, the proxy materials, to stockholders on or about September [●], 2023.

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What is the record date and what does it mean?

The Record Date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on September 14, 2023. The Record Date is established by the Board as required by Delaware law. On the Record Date, [●] shares of Common Stock were issued and outstanding and entitled to vote. Our Common Stock is our only class of outstanding voting stock.

Who can vote?

If on the Record Date your shares of our Common Stock were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record.

If on the Record Date your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Internet Availability Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I change or revoke my proxy?” below.

What are the voting rights of the stockholders?

Each share of our Common Stock outstanding as of the record date is entitled to one vote per share on all matters properly brought before the Annual Meeting.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

As permitted by the rules of the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Internet Availability Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Internet Availability Notice. Instead, the Internet Availability Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Why are you holding a virtual Annual Meeting?

Our 2023 Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can submit questions to our Board or management, as time permits.

How do I access the virtual Annual Meeting?

The live audio webcast of the Annual Meeting will begin promptly at 10:00 a.m., Eastern Time. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your device’s audio system. The virtual Annual Meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the Annual Meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Annual Meeting.

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To be admitted to the virtual Annual Meeting, you will need to log in at www.virtualshareholdermeeting.com/ENVB2023 using the 16-digit control number found on the Internet Availability Notice or the proxy card previously mailed or made available to stockholders entitled to vote at the Annual Meeting. Because the Annual Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.

Will I be able to ask questions and have these questions answered during the virtual Annual Meeting?

Stockholders may submit questions for the Annual Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/ENVB2023, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting. Appropriate questions related to the business of the Annual Meeting (the proposals being voted on) will be answered during the Annual Meeting, as time permits. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related to rules of conduct and other materials for the Annual Meeting will be available at www.virtualshareholdermeeting.com/ENVB2023.

What happens if there are technical difficulties during the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.

How do I vote and will my shares be voted if I do not vote?

If you are a stockholder of record, there are four ways to vote:

(1)	By Internet at www.proxyvote.com 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time on November 1, 2023 (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you access the website);

(2)	By toll-free telephone at 1-800-690-6903, until 11:59 p.m., Eastern Time on November 1, 2023 (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you call);

(3)	By completing, signing, dating and mailing your proxy card in the postage-paid envelope we have provided or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

(4)	Online during the Annual Meeting at www.virtualshareholdermeeting.com/ENVB2023. You will need your 16-digit stockholder control number, which can be found on your proxy card, in hand when you vote online during the Annual Meeting.

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. By completing and submitting a proxy, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Joseph Tucker, Ph.D., our Chief Executive Officer, and Kevin Coveney, our Chief Financial Officer, to serve as the proxies for the Annual Meeting. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director, and whether your shares should be voted FOR, AGAINST or ABSTAIN with respect to the other proposals.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m., Eastern Time on November 1, 2023. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.

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Your proxy will be voted according to your instructions. If you are a stockholder of record and do not vote via the Internet or telephone or by returning a signed proxy card, your shares will not be voted unless you virtually attend the Annual Meeting and vote your shares online. If you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. Similarly, if you sign and submit your proxy card with no instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. We know of no other business to be considered at the Annual Meeting.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers.

In the event you do not provide instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on Proposal 3 (Auditor Ratification Proposal) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority. Under the rules that govern brokers who are voting with respect to shares that are held in street name, the bank, broker or other nominee that holds your shares has the discretion to vote such shares on “routine” matters, but not on “non-routine” matters. The Auditor Ratification Proposal is considered a “routine” matter. Accordingly, the bank, broker or other nominee that holds your shares may vote your shares without receiving instructions from you on Proposal 3 (Auditor Ratification Proposal). A failure to instruct the bank, broker or other nominee that holds your shares on how to vote your shares will not necessarily count as a vote against Proposal 3 (Auditor Ratification Proposal). Proposal 1 (Election of Directors Proposal), Proposal 2 (Say-on-Pay Proposal), Proposal 4 (Incentive Plan Proposal), and Proposal 5 (Nasdaq Proposal) are not considered routine matters. Accordingly, your bank, broker or other nominee does not have the ability to vote your uninstructed shares in Proposal 1 (Election of Directors Proposal), or Proposal 5 (Nasdaq Proposal). In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matters related to our executive compensation or equity compensation (Proposal 2 (Say-on-Pay Proposal) and Proposal 4 (Incentive Plan Proposal) of this proxy statement, respectively). Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for Proposals 1, 2, 4, and 5 of this proxy statement.

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

How does the Board recommend I vote on the proposals?

The Board recommends you vote:

●	“FOR” all five director nominees;
●	“FOR” the Say-on-Pay Proposal;
●	“FOR” the Auditor Ratification Proposal;
●	“FOR” the Incentive Plan Proposal; and
●	“FOR” the Nasdaq Proposal.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by one or both of the proxy holders listed in the proxy in accordance with their best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

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May I change or revoke my proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

●	by re-voting by Internet or by telephone as instructed above;

●	by notifying the Company’s Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●	by attending the Annual Meeting and voting virtually. Attending the Annual Meeting virtually will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card, is the vote that will be counted.

What if I receive more than one notice or proxy card?

You may receive more than one Internet Availability Notice or proxy card if you hold shares of Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How do I vote and will my shares be voted if I do not vote?” for each account to ensure that all of your shares are voted.

What is a “quorum” and what constitutes a quorum for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented by proxy at the Annual Meeting to properly hold a meeting of stockholders and conduct business under our bylaws and Delaware law. The presence, in person (which would include presence at a virtual meeting) or represented by proxy, of one-third of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Annual Meeting.

What vote is required to approve each proposal and how are votes counted?

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1 — Election of Directors.	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the five nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2 — Say-on-Pay Proposal.	The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the compensation committee and our board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

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Proposal 3 — Auditor Ratification Proposal.	The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Marcum LLP (formerly Friedman LLP) as our independent registered public accounting firm for the fiscal year ending December 31, 2023, the audit committee of our Board will reconsider its appointment.

Proposal 4 — Incentive Plan Proposal.	The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to approve proposed amendments to the Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan, as amended. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 5 — Nasdaq Proposal.	The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to approve the issuance of shares of Common Stock to Lincoln Park Capital Fund, LLC pursuant to Nasdaq Listing Rules 5635(a), 5635(b) and 5635(d). Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Is voting confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, representatives of Broadridge Investor Communication Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of the stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies, we have engaged Kingsdale Advisors, the proxy solicitation firm hired by the Company, at an approximate cost of $9,500, plus reimbursement of expenses, to solicit proxies on behalf of our Board. Kingsdale Advisors may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. The fees of Kingsdale Advisors as well as the reimbursement of expenses of Kingsdale Advisors will be borne by us. Our officers, directors and employees may also solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

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Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Internet Availability Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Whom do I call if I have questions?

If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact the firm assisting us in the solicitation of proxies, Kingsdale Advisors. Brokers, banks and other nominees may call 646-741-3433. Stockholders may call toll free at 1-866-581-1570. Or you may contact Kingsdale Advisors by email at contactus@kingsdaleadvisors.com.

Attending the Annual Meeting

The Annual Meeting will be held at 10:00 a.m., Eastern Time on Thursday, November 2, 2023. This year, our Annual Meeting will be held in a virtual meeting format only.

To attend the virtual Annual Meeting, go to www.virtualshareholdermeeting.com/ENVB2023 shortly before the meeting time, and follow the instructions for downloading the webcast. If you miss the Annual Meeting, you can view a replay of the webcast at the same location for at least six months after the meeting. You need not attend the Annual Meeting in order to vote.

Householding of Annual Disclosure documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Internet Availability Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Internet Availability Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Financial Solutions, Inc., either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you do not wish to participate in householding and would like to receive your own Internet Availability Notice or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another stockholder and together both of you would like to receive only a single Internet Availability Notice or, if applicable, set of proxy materials, follow these instructions:

●	If your shares are registered in your own name, please contact Broadridge Financial Solutions, Inc., and inform them of your request either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

●	If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

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PROPOSAL 1:
ELECTION OF DIRECTORS

Nominees for Election

On August 1, 2023, our Board, upon the recommendation of the Nominating and Governance Committee of the Board, nominated the following five individuals for election at the Annual Meeting (collectively, the “Company Nominees”):

Name	Age	Position
Michael D. Webb	65	Chairman of the Board
George Kegler	67	Director
Frank Pasqualone	67	Director
Marcus Schabacker, M.D., Ph.D.	59	Director
Joseph Tucker, Ph.D.	55	Chief Executive Officer and Director

Our Board has fixed the size of the Board to be seven directors, five of whom are being nominated for reelection at this Annual Meeting. The authorized number of directors may be changed from time to time by resolution of the Board. The Board has determined not to nominate our current directors Douglas Lind, M.D., age 64, and Bevin O’Neil, age 46, for reelection, and to decrease the size of the Board from seven members to five members upon the expiration of the terms of Dr. Lind and Ms. O’Neil upon the Annual Meeting. Dr. Lind will continue as a director and as the Chairperson of the Nominating and Governance Committee through the date of the Annual Meeting, when his current terms expire, and Ms. O’Neil will continue as a director and as a member of the Audit and Compensation Committees through the date of the Annual Meeting, when her current terms expire. We appreciate Dr. Lind and Ms. O’Neil for their service as directors and thank them for their valuable guidance during their tenures with the Company.

If elected, respectively, these Company Nominees will serve on our Board until our 2024 annual meeting of stockholders or until their successors are elected and qualified or until their earlier death, resignation or removal. Our Board believes that all of the Company Nominees possess personal and professional integrity, good judgment, a high level of ability and business acumen.

If a quorum is present, the Company Nominees will be elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Abstentions and broker non-votes have no effect on the vote. The five Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of voting stock represented by executed proxies will be voted, if authority to do so is not withheld, FOR the election of the five nominees named above. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve as a director.

The biographies of the Company Nominees are as follows:

Michael D. Webb has served as a non-employee director of the Company since June 13, 2022 and has served as Chairman of the Board since November 2022. Mr. Webb is the President and Chief Executive Officer of Epion Therapeutics, Inc. and a member of its board of directors, positions he has held since 2017. He has served as a director at iQure Pharma Inc. since 2022, at GMDx Genomics since 2021, at Videokawa since 2018, and at DeuteRx, LLC since 2012. He has been a founder and Chief Executive Officer of biotechnology companies, taking them from seed round funding through venture financing and Nasdaq IPO. Mr. Webb began his career in Booz, Allen & Hamilton’s Chicago office, specializing in healthcare and life sciences and subsequently at CIBA-Geigy (now Novartis) where he was last a Senior Vice President. Mr. Webb holds Bachelor’s degrees in Biochemistry and Economics from the University of Kansas, summa cum laude and an MA in International Relations from Sussex University in the UK. In addition, he holds an MBA degree from Kellogg School of Management with a concentration in healthcare management. He is a past Chairman of the Massachusetts Biotechnology Council. Mr. Webb’s relevant industry experience qualifies him to be a director of the Company.

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George Kegler has served as a non-employee director of the Company since December 30, 2020. Mr. Kegler was employed by Mallinckrodt Pharmaceuticals from January 2013 to June 2019, serving as the Executive Vice President and Chief Financial Officer, Interim from December 2018 to May 2019, where he had responsibility for the global finance function and was a member of the executive committee, Vice President Finance from November 2016 to November 2018, President Specialty Generics (Interim) and Vice President Finance from July 2016 to October 2016, and Vice President, Finance from January 2013 to June 2016. He has served in various consulting roles since June 2019, which ended in March 2020. Mr. Kegler has 40 years of experience in financial planning and analysis, corporate finance, controllership and business development. Previously Mr. Kegler served as the Vice President of Commercial Finance for various businesses within Mallinckrodt and was also interim President of the company’s specialty generics business. Prior to joining Mallinckrodt, he was the Chief Financial Officer for Convatec, a private equity-owned company that was purchased from Bristol-Myers Squibb. He worked in various finance roles within Bristol-Myers Squibb including commercial, International, technical operations, research & development as well as the assistant controller of internal controls. Mr. Kegler holds a bachelor’s degree in accounting from the University of Missouri, an MBA from Saint Louis University and completed the Certified Public Accountant exam in Missouri. Mr. Kegler’s experience as an officer at several companies and extensive knowledge of corporate finance qualify him to be a director of the Company.

Frank Pasqualone has served as a non-employee director of the Company since July 13, 2022. Mr. Pasqualone has served as Senior Vice President, Chief Business Officer of Theravance Biopharma, Inc. since November 2020 and joined Theravance Biopharma as Senior Vice President, Operations in June 2014 in connection with its spin-off from Innoviva. Mr. Pasqualone held the position of Senior Vice President, Operations at Innoviva since January 2014. From 2010 to 2012, he served as President of Intercontinental Region: Latin America, Middle East and Africa and also as President of Southern Europe from 2009 to 2010, at Bristol-Myers Squibb (BMS). Over a 25-year period with BMS, Mr. Pasqualone held senior management positions in the U.S. and globally. In the U.S., he was responsible for the Oncology/Virology business and led the marketing group in the Diabetes business. After leaving Bristol-Myers Squibb and prior to joining Theravance, Mr. Pasqualone was self-employed as a part-time consultant. Mr. Pasqualone holds an M.B.A. from University of Dayton and a B.S. in Marketing from Bowling Green State University in Ohio. Mr. Pasqualone’s relevant industry experience as an officer at several companies qualifies him to be a director of the Company.

Marcus Schabacker, M.D., Ph.D. has served as a non-employee director of the Company since December 30, 2020. Since January 2018, Dr. Schabacker has served as President and Chief Executive Officer of the ECRI Institute, a non-profit organization with 500 employees and an operating budget of $80 million focusing on advancing evidenced-based, effective healthcare globally. Prior to joining ECRI, Dr. Schabacker worked at Baxter Healthcare Corporation, serving as Corporate Vice President and Chief Scientific Officer from July 2015 to May 2017, chairman of the executive quality council from March 2014 to May 2017, Chief Scientific Officer, Medical Products from July 2014 to July 2015, and Vice President, R&D, Medical Products from March 2011 to July 2014. During his clinical years, and his time as an industry thought leader, Dr. Schabacker was focused on patient safety and enhancing patient care. For over a decade Dr. Schabacker has served on numerous boards of small and midsize companies and organizations, providing management with guidance and expertise to strategically accelerate growth and to build successful and sustainable high performing management teams. Dr. Schabacker’s medical background and relevant research and development experience qualify him to be a director of the Company.

Joseph Tucker, Ph.D. has served as our Chief Executive Officer and Director since September 16, 2021. Prior to joining the Company, Dr. Tucker was the Chief Executive Officer, President and Director of MagicMed Industries Inc., from its founding in May 2020 until its acquisition by the Company in September 2021. Dr. Tucker was the Executive Chairman of Willow Biosciences Inc., a TSX-listed public company, from April 2019 to March 2020. From March 2014 until April 2019, Dr. Tucker was the Chief Executive Officer, President and Director of Epimeron Inc., which amalgamated with BioCan Technologies Inc. in April 2019 to become Willow Biosciences, Inc. Between 2007 and 2014, Dr. Tucker held President, Chief Executive Officer, and Chief Financial Officer roles in several other private biotechnology companies including VirTech Bio, Inc., Taiga Bioactives Inc., SolAeroMed, Inc., and Pharmavation, Inc. From January 2001 until January 2007, Dr. Tucker was Chief Executive Officer, President and Director of Stem Cell Therapeutics, a TSX-listed public biotechnology company. Prior to leading biotechnology companies, Dr. Tucker was a healthcare analyst with two investment banks and also served in a technology commercialization capacity for a university technology transfer office. Dr. Tucker received his Ph.D. in Biochemistry and Molecular Biology from the University of Calgary. Dr. Tucker’s relevant industry experience qualifies him to be a director of the Company.

Family Relationships

There are no family relationships between any of our executive officers or directors.

Required Vote

A plurality of the shares voted for each nominee at the Annual Meeting is required to elect each nominee as a director.

OUR BOARD RECOMMENDS THE ELECTION OF MICHAEL D. WEBB, GEORGE KEGLER, FRANK PASQUALONE, MARCUS SCHABACKER, M.D., PH.D., AND JOSEPH TUCKER, PH.D., AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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CORPORATE GOVERNANCE

Composition of the Board of Directors

Our Amended and Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws, as amended, provide that our Board will consist of such number of directors as determined from time to time by resolution adopted by our Board. The size of our Board is currently fixed at seven (7) directors. Subject to any rights applicable to any then-outstanding shares of preferred stock, any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office. Stockholders vote to elect directors with a term then expiring each year at our annual meeting.

We have no formal policy regarding board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds. Pursuant to Rules 5605(f) and 5606 of the Nasdaq Listing Rules, we have made our board diversity matrix available on our website at www.enveric.com in the “Corporate Governance” section under “Investors.” The information on our website is not part of this proxy statement.

Director Nomination Process

Director Qualifications

In evaluating director nominees, the Nominating and Governance Committee of the Board considers the appropriate size of the Board, as well as the qualities and skills of individual candidates, which include the following:

●	A history illustrating personal and professional integrity and ethics;

●	Independence;

●	Successful business management experience;

●	Public company experience, as officer or board member;

●	Relevant professional experience;

●	Diversity;

●	Educational background.

The Nominating and Governance Committee’s goal is to assemble a board of directors that brings the Company a diversity of perspectives and skills derived from the factors considered above. The Nominating and Governance Committee also considers candidates with relevant non-business experience and training.

The Board believes that it is necessary for each of our directors to possess many qualities and skills. When searching for new candidates, the Nominating and Governance Committee considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future gap. The Board also believes that all directors must possess a considerable amount of business management (such as experience as a chief executive or chief financial officer) and educational experience. The Nominating and Governance Committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. The Nominating and Governance Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Nominating and Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Governance Committee believe that it is essential that the directors represent diverse viewpoints. In considering candidates for the Board, the Nominating and Governance Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

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Other than the foregoing background factors that are considered in selecting director candidates, there are no stated minimum qualifications for director nominees, although the Nominating and Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and our stockholders. The Nominating and Governance Committee does believe it appropriate for at least one, and preferably several, members of the Board to meet the criteria for an “audit committee financial expert” as defined by the rules of the SEC, and that a majority of the members of the Board meet the definition of an “independent director” under the listing standards of the Nasdaq Stock Market.

Identification and Evaluation of Nominees for Directors

The Nominating and Governance Committee identifies nominees for director by first evaluating the current members of the Board willing to continue their service on the Board. Current members with qualifications and skills that are consistent with the Nominating and Governance Committee’s criteria for service on the Board and who are willing to continue their service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue his or her service or if the Board decides not to re-nominate a member for re-election, the Nominating and Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Nominating and Governance Committee generally polls the Board and members of management for their recommendations regarding potential new nominees. The Nominating and Governance Committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from our stockholders, industry experts or analysts. The Nominating and Governance Committee reviews the qualifications, experience and background of the candidates.

Final candidates are interviewed by some or all of our independent directors and our Chief Executive Officer. In making its determinations, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best attain success for the Company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Nominating and Governance Committee makes its recommendation to the Board. Historically, the Nominating and Governance Committee has not relied on third-party search firms to identify board candidates. The Nominating and Governance Committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify and acquire an appropriate candidate.

The Nominating and Governance Committee does not have a formal policy regarding consideration of director candidate recommendations from our stockholders. Any recommendations received from stockholders have been and will continue to be evaluated in the same manner as potential nominees suggested by members of the Board or management.

If a stockholder wishes to propose a candidate for consideration as a nominee for election to our board of directors, it must follow the procedures described in our Amended and Restated Bylaws, as amended, and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. Any such recommendation should be made in writing to the Nominating and Governance Committee, care of our Corporate Secretary at our corporate headquarters and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made: (i) the stockholder’s name and contact information; (ii) the class and number of shares beneficially owned by the stockholder; (iii) a statement that the stockholder is proposing a candidate for consideration as a director nominee to the Nominating and Governance Committee of the Board; (iv) the name, age, business address and residence address of the candidate and confirmation that the candidate is willing to be considered and serve as a director of the Company if elected; (v) a description of all arrangements and understandings and the relationship between the stockholder making the recommendation and the candidate being recommended and between the candidate and any customer, supplier, or competitor of the Company; (vi) the principal occupation and educational background of the candidate; (vii) a statement of the value that the candidate would add to the Board, including addressing the factors that the Board normally considers in assessing board candidates as stated above; and (viii) at least three character references with complete contact information. In order to give the Nominating and Governance Committee sufficient time to evaluate a recommended candidate, any such recommendation should be received by our Corporate Secretary at our corporate headquarters not later than the 120th calendar day before the one year anniversary of the date our proxy statement was mailed to stockholders in connection with the previous year’s annual meeting of stockholders.

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Board Leadership Structure

Currently, the positions of Chairman of the Board and Chief Executive Officer of the Company are held by separate persons. The Board does not have a policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined; however, in the event that they are combined, the independent directors may appoint an independent director to serve in a lead capacity in specific circumstances. The lead independent director would then coordinate the activities of the other non-management directors and perform such other duties and responsibilities as the Board may determine. Our Board currently believes the division of responsibility between separate individuals serving as Chairman and Chief Executive Officer, respectively, is an effective approach for addressing the risks we face and increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. This approach is subject to the evolving needs of the Company, as the goal of the Board is to ensure the best possible management structure for the Company at any given time.

Board Meeting Attendance

During the year ended December 31, 2022, our Board held nine meetings and acted by unanimous written consent on seven occasions, and the various committees of our Board held 14 meetings and acted by unanimous written consent on seven occasions. Each director attended at least 75% of the total number of meetings of our Board and of committees of our Board on which he or she served during the year ended December 31, 2022. We expect our directors to attend board meetings, meetings of any committees and subcommittees on which they serve and each annual meeting of stockholders.

Director Independence

We are currently listed on the Nasdaq Stock Market and therefore rely on the definition of independence set forth in the Nasdaq Listing Rules (“Nasdaq Rules”). Under the Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director concerning his background, employment, and affiliations, including family relationships, the Board has determined that Mr. Webb, Mr. Kegler, Mr. Pasqualone, Ms. O’Neil, Dr. Schabacker and Dr. Lind have no relationships with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is defined in the Nasdaq Rules.

Director Attendance at the Annual Meeting

Although we do not have a formal policy regarding attendance by members of the Board at the Annual Meeting, we encourage all of our directors to attend. Four directors attended our annual meeting of stockholders held in 2022.

Committees of the Board of Directors

The Board delegates various responsibilities and authority to different board committees. Committees regularly report on their activities and actions to the full board. Currently, the Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Committee assignments are re-evaluated annually. Each of these standing committees operates under a charter that has been approved by our Board. The current charter of each of these committees is available on our website at www.enveric.com in the “Corporate Governance” section under “Investors.”

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The following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee	Science and Technology Committee
George Kegler	Chairman		X
Frank Pasqualone	X	Chairman
Michael Webb		X		X
Douglas Lind, M.D.(1)			Chairman	X
Marcus Schabacker, M.D., Ph.D.			X	Chairman
Bevin O’Neil (2)	X	X

(1) Dr. Lind will continue as a director and as the Chairman of the Nominating and Governance Committee through the date of the Annual Meeting, when his current terms expire. If Frank Pasqualone is re-elected to the Board, the Board intends to appoint him as the Chairman of the Nominating and Governance Committee immediately upon his election to the Board.

(2) Ms. O’Neil will continue as a director and as a member of the Audit and Compensation Committees through the date of the 2023 Annual Meeting, when her current terms expire. If Marcus Schabacker, M.D., Ph.D. is re-elected to the Board, the Board intends to appoint him to the Compensation Committee immediately upon his election to the Board. If Michael Webb is re-elected to the Board, the Board intends to appoint him to the Audit Committee immediately upon his election to the Board.

Audit Committee

The members of our Audit Committee currently are George Kegler (chairman), Frank Pasqualone, and Bevin O’Neil. Our Board has determined that all members of the Audit Committee (i) are independent directors (as currently defined in Rule 5605(a)(2) of the Nasdaq Listing Rules); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act; (iii) have not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) are able to read and understand fundamental financial statements. Our Board has also reviewed the education, experience, and other qualifications of each member of the Audit Committee. Based upon that review, our Board has determined that Mr. Kegler qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K.

The Audit Committee is governed by a written charter approved by the Board and provides assistance to the Board in fulfilling the Board’s responsibility to the Company’s stockholders relating to the Company’s accounting and financial reporting practices and system of internal control, the audit process, the quality and integrity of the Company’s financial reporting, and the Company’s process for monitoring compliance with laws and regulations and its code of conduct. The functions of the Audit Committee include, among other things:

●	Approving and retaining the independent auditors to conduct the annual audit of our financial statements;

●	Reviewing the proposed scope and results of the audit;

●	Reviewing and pre-approving audit and non-audit fees and services;

●	Reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

●	Reviewing and approving transactions between us and our directors, officers and affiliates;

●	Recognizing and preventing prohibited non-audit services;

●	Establishing procedures for complaints received by us regarding accounting matters;

●	Overseeing internal audit functions, if any; and

●	Preparing the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.

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Both our independent registered public accounting firm and internal financial personnel regularly meet privately with our Audit Committee and have unrestricted access to the Audit Committee.

The Audit Committee met four times during the year ended December 31, 2022.

Compensation Committee

The members of our Compensation Committee currently are Mr. Frank Pasqualone (chairman), Mr. Michael Webb, and Ms. Bevin O’Neil. Our Board has determined that Mr. Pasqualone, Mr. Webb and Ms. O’Neil are independent in accordance with Nasdaq Rules.

The Compensation Committee is governed by a written charter approved by the Board. Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate. The Compensation Committee will annually review and approve corporate goals and objectives relevant to Chief Executive Officer compensation, evaluate the Chief Executive Officer’s performance in light of those goals and objectives, and recommend to the Board the Chief Executive Officer’s compensation levels based on this evaluation. The Compensation Committee will also annually review and make recommendations to the Board with respect to compensation of our non-employee directors and executive officers other than the Chief Executive Officer The charter of the Compensation Committee also permits the Compensation Committee to engage outside consultants and to consult with our human resources department when appropriate to assist in carrying out its responsibilities. In the fiscal year ended December 31, 2022, the Compensation Committee engaged Meridian Compensation Partners, LLC (“Meridian”) to provide guidance in establishing our executive compensation program. Meridian consulted with the members of our management regarding various aspects of executive and director compensation, including with respect to our long-term incentive program. The Compensation Committee may also obtain advice and assistance from internal or external legal, accounting, or other advisers selected by the Compensation Committee. The functions of the Compensation Committee include, among other things:

●	Reviewing and recommending the compensation arrangements for management, including the compensation for our president and chief executive officer;

●	Establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

●	Administering our stock incentive plans; and

●	Preparing the report of the compensation committee that the rules of the SEC may require to be included in our annual meeting proxy statement.

The Compensation Committee met four times during the year ended December 31, 2022 and acted by written consent on one occasion.

Nominating and Governance Committee

The members of our Nominating and Governance Committee currently are Douglas Lind, M.D. (chairman), Marcus Schabacker, M.D., Ph.D. and George Kegler. The Board has determined that Dr. Lind, Dr. Schabacker and Mr. Kegler are independent in accordance with Nasdaq Rules.

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The Nominating and Governance Committee is governed by a written charter approved by the Board. The functions of the Nominating and Governance Committee include, among other things:

●	Evaluating the current composition, organization and governance of the board and its committees, and making recommendations for changes thereto;

●	Reviewing each director and nominee annually;

●	Determining desired board member skills and attributes and conducting searches for prospective members accordingly;

●	Evaluating nominees, and making recommendations to the Board concerning the appointment of directors to board committees, the selection of board committee chairs, proposal of the slate of directors for election to the board, and the termination of membership of individual directors in accordance with the Board’s governance principles;

●	Overseeing the process of succession planning for the Chief Executive Officer and, as warranted, other senior officers of the Company;

●	Developing, adopting and overseeing the implementation of a code of business conduct and ethics; and

●	Administering the annual board performance evaluation process.

The Nominating and Governance Committee met one time during the year ended December 31, 2022.

The Board of Directors’ Role in Risk Oversight

The Board, as a whole and also at the committee level, has an active role in managing enterprise risk. The members of the Board participate in our risk oversight assessment by receiving regular reports from members of senior management and the Company compliance officer appointed by the Board on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee oversees management of financial risks, as well as our policies with respect to risk assessment and risk management. The Nominating and Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. Members of the management team report directly to the Board or the appropriate committee. The directors then use this information to understand, identify, manage, and mitigate risk. Once a committee has considered the reports from management, the chairperson will report on the matter to the full Board at the next meeting of the Board, or sooner if deemed necessary. This enables the Board and its committees to effectively carry out its risk oversight role.

Communications with the Board of Directors

Any stockholder may send correspondence to the Board, c/o Enveric Biosciences, Inc., 4851 Tamiami Trail N, Suite 200, Naples, FL 34103. Our Corporate Secretary will review all correspondence addressed to the Board, or any individual director, and forward all such communications to the Board or the appropriate director prior to the next regularly scheduled meeting of the Board following the receipt of the communication, unless the Corporate Secretary decides the communication is more suitably directed to Company management and forwards the communication to Company management. Our Corporate Secretary will summarize all stockholder correspondence directed to the Board that is not forwarded to the Board and will make such correspondence available to the Board for its review at the request of any member of the Board.

Anti-Hedging and Anti-Pledging Policies

Under our Insider Trading Policy, Company personnel, including directors, officers, employees and consultants of the Company, as well as certain family members, other members of a person’s household and entities controlled by Company personnel, are prohibited from engaging in short sales of the Company’s securities, using the Company’s securities to secure a margin or other loan, engaging in transactions in publicly-traded options relating to the Company’s securities, and engaging in similar risk reduction or hedging transactions.

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Clawback Policy

We are reviewing the final rule adopted by the SEC that implements the applicable provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act relating to recoupment of incentive-based compensation and we will adopt a clawback policy that will comply with SEC rules and Nasdaq listing standards during the required timeframe in compliance with those standards.

Corporate Governance Documents Available Online

Our corporate governance documents, including the Audit Committee charter, Compensation Committee charter, Nominating and Governance Committee charter and Corporate Code of Conduct and Ethics and Whistleblower Policy, are available free of charge on the “Investors” section of our website (www.enveric.com) under the tab “Corporate Governance”. Information contained on our website is not incorporated by reference in, or considered part of, this proxy statement. Stockholders may also request paper copies of these documents free of charge upon written request to the Corporate Secretary at Enveric Biosciences, Inc., 4851 Tamiami Trail N, Suite 200, Naples, FL 34103.

Director Term Limits

The Board does not currently have a term limit policy limiting the number of years a director may serve on the Board.

Executive Officers

The names of our executive officers, their ages, their positions with the Company, and other biographical information as of August 1, 2023, are set forth below. There are no family relationships among our directors and executive officers. We have employment agreements with our executive officers. All of our executive officers are at-will employees.

Name	Age	Position(s)
Joseph Tucker, Ph.D.	55	Chief Executive Officer and Director
Peter Facchini, Ph.D.	59	Chief Innovation Officer
Kevin Coveney	59	Chief Financial Officer

Joseph Tucker, Ph.D. For information regarding Dr. Tucker, see “Proposal 1: Election of Directors - Nominees for Election” above.

Peter Facchini, Ph.D., has served as our Chief Innovation Officer since joining the Company in September 2021. Dr. Facchini has been a Professor of Plant Biochemistry in the Department of Biological Sciences at the University of Calgary since 1995, during which he held the Canada Research Chair in Plant Metabolic Processes Biotechnology, was a 2019 Parex Resources Innovation Fellow, received the 2021 Faculty of Science Innovation Excellence Award, and was a finalist for the 2022 Alberta Science, Technology and Leadership (ASTech) award. Prior to joining the Company, Dr. Facchini co-founded and was the Chief Scientific Officer of Epimeron Inc., Willow Biosciences Inc. and MagicMed Industries Inc. Dr. Facchini has published over 170 peer-reviewed scientific papers and co-invented innovations covered by more than 50 patents. Dr. Facchini is an international leader in the fields of natural product metabolic biochemistry and biotechnology.

Kevin Coveney has served as our Chief Financial Officer since March 13, 2023. Mr. Coveney brings to the Company over 30 years of experience in biotechnology finance and accounting. Mr. Coveney is the founder of Coveney Capital Advisors and has provided fractional CFO and consulting services to Progressive Therapeutics, Inc. from September 2022 to March 2023 and Power of Patients, LLC, from October 2022 to March 2023, respectively. Mr. Coveney previously held the position of chief financial officer at Memgen, Inc. from November 2021 to June 2022 and at Q-State Biosciences, Inc. from April 2020 to April 2021. Prior to his chief financial officer position, Mr. Coveney served as Senior Vice President of Finance, HR & IT of Vedanta Biosciences, Inc. from November 2018 to February 2020. He held various senior positions at Berg Health LLC from September 2015 to November 2018. Mr. Coveney was an Audit Partner at Braver PC (now Marcum) from July 2007 through October 2012. Mr. Coveney holds a Bachelor of Science degree in Management with a Concentration in Accounting from the University of Massachusetts and served as a non-commissioned officer in the United States Coast Guard.

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EXECUTIVE Officer and DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth total compensation paid to the named executive officers for the years ended December 31, 2022 and 2021, comprised of (i) the individual who served as our Chief Executive Officer during the 2022 fiscal year, (ii) the two most highly compensated executive officers other than the Chief Executive Officer who were serving as an executive officer at the end of the 2022 fiscal year and whose compensation, as determined by Regulation S-K, Item 402, exceeded $100,000 and (iii) any individual who would otherwise be included in (ii) above but for the fact that such individual was not serving as an executive officer of ours at the end of the 2022 fiscal year. On July 14, 2022 the Company effected a 1-for-50 reverse stock split (the “Reverse Stock Split”). All historical share and per share amounts reflected throughout this section have been adjusted to reflect the Reverse Stock Split.

Name and Principal Position	Year	Salary		Bonus		Stock Awards(1)		Non-Equity Incentive Plan Compensation		All Other Compensation		Total
Joseph Tucker(2)	2022	361,667		-		—		270,270	(4)	194,000	(12)	825,937
Chief Executive Officer	2021	92,083		100,000	(4)	2,226,992	(5)	59,063	(4)	-		2,478,138

Avani Kanubaddi(6)	2022	335,833		-	(3)	755,626	(7)	209,138	(3)	-		1,300,597
Former President and Chief Operating Officer	2021	302,500		-	(3)	3,789,523	(7)	144,570	(3)	-		4,236,593

Peter Facchini, Ph.D.(8)	2022	221,750	(9)	-	(9)(10)	—		110,625	(9)(10)	-		332,375
Chief Innovation Officer	2021	68,269	(9)	40,390	(9)(10)	1,566,910	(11)	29,039	(9)(10)	-		1,704,608

(1)	Stock compensation consists of Restricted Stock Unit Award (“RSUs”) and Restricted Stock Awards (“RSAs”). RSUs and RSAs may contain vesting conditions that include, without limitation, continued employment or engagement with the Company, achievement of defined stock price levels or achievement of defined performance milestones, termination of the employee without cause, resignation of the employee for good cause or change in control. Please also note there are no assurances that such vesting conditions will be met and accordingly there are no assurances that any unvested RSUs or RSAs will become vested prior to being forfeited on the expiration date defined in the relevant award agreements. Furthermore, RSUs require that the recipient’s employment with the Company be terminated, or that a change of control occur, as a prerequisite of conversion of vested restricted stock units into shares of Common Stock. RSAs have no such condition of termination or change of control as a prerequisite of conversion of vested restricted stock awards into shares of Common Stock.

(2)	Dr. Tucker was appointed Chief Executive Officer on September 16, 2021. Effective March 1, 2022, Dr. Tucker’s annual base salary was increased from $350,000 to $364,000.

(3)	Bonus for 2022 performance was paid in January 2023.

Bonus for 2021 performance was paid in February 2022.

(4)	Bonus for 2022 performance was paid in January 2023.

Bonus consists of a one-time hiring bonus of $100,000 paid in September 2021 and $59,063 attributable to 2021 performance paid in February 2022.

(5)	Dr. Tucker’s 2021 stock compensation consists of an aggregate of 16,375 RSUs, valued at $2,226,992, with such valuation being based on the Company’s closing price per share of $136.00 on the RSU grant date.

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(6)	Mr. Kanubaddi served as Chief Operating Officer from December 30, 2020 through June 17, 2023.

Mr. Kanubaddi was appointed President on October 1, 2021.

In connection with the Company’s reduction in force in March 2023, the Company eliminated the positions of President and Chief Operating Officer on May 18, 2023 and terminated the employment agreement with Mr. Kanubaddi as the President and Chief Operating Officer of the Company without Cause (as defined therein), effective June 17, 2023.

(7)	Mr. Kanubaddi’s 2022 stock compensation consists of an aggregate of 22,556 RSUs, valued at $755,626, with such valuation being based on the Company’s closing price per share of $33.50 on the RSU grant date. All of these RSUs are unvested as of December 31, 2022.

Mr. Kanubaddi’s 2021 stock compensation consists of an aggregate of 15,790 RSUs, valued at $3,789,523, with such valuation being based on the Company’s closing price per share of $240.00 on the RSU grant date. All of these RSUs are vested.

37,068 of the RSUs held by Mr. Kanubaddi vested upon his termination of employment with the Company on June 17, 2023, and the remaining 11,277 are unvested.

(8)	Dr. Facchini has served as Chief Innovation Officer since September 16, 2021.

(9)	Salaries, bonus and non-equity incentive plan compensation that were originally paid or recorded in Canadian dollars were converted to U.S. dollars using the Bloomberg average exchange rate of C$1.00 to US$0.808 for the 12-month period ended December 31, 2022.

(10)	Bonus for 2022 performance was paid in January 2023.

Bonus consists of a one-time hiring bonus of $40,390 paid in September 2021 and $29,039 attributable to 2021 performance paid in February 2022.

(11)	Dr. Facchini’s 2021 stock compensation consists of an aggregate of 11,522 RSUs, valued at $1,556,910, with such valuation being based on the Company’s closing price per share of $136 on the RSU grant date. 9,892 of the RSUs held by Dr. Facchini are unvested.

(12)	The amount represents $194,000 paid to Dr. Tucker in 2022 to cover taxes incurred in connection with payments relating to the Amalgamation with MagicMed.

Narrative Disclosure to Summary Compensation Table

Tucker Employment Agreement

On May 24, 2021, Joseph Tucker, Ph.D. entered into an employment agreement (the “Tucker Employment Agreement”) with the Company pursuant to which he became the Company’s Chief Executive Officer, effective as of the September 16, 2021 closing date of the Company’s amalgamation (the “Tucker Effective Date”).

Pursuant to the Tucker Employment Agreement, Dr. Tucker was initially entitled to an annual base salary of $350,000 (“Tucker Base Salary”). Dr. Tucker also received, upon entering into the Tucker Employment Agreement, a one-time signing bonus of $100,000 and 1,375 RSUs, of which half are subject to time-based vesting and the other half are subject to market-based vesting. Pursuant to the Tucker Employment Agreement, upon entering into the agreement, Dr. Tucker also received an initial equity compensation grant of 15,000 RSUs, of which half are subject to time-based vesting and the other half are subject to market-based vesting. The RSUs are subject to the terms and conditions of the Company’s 2020 Long-Term Incentive Plan, as amended (the “Incentive Plan”) and will vest in quarters on each of the first four anniversaries of the Tucker Effective Date.

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Effective as of March 1, 2022, our Board approved an increase in annual base salary from $350,000 to $364,000 for Dr. Tucker. Beginning in calendar year 2022, Dr. Tucker became eligible to receive annual performance bonuses of up to 75% of the Tucker Base Salary, as determined from time to time by the Board.

The Tucker Employment Agreement will remain in effect until terminated by either party. Either party may terminate the Tucker Employment Agreement upon advance written notice of termination to the other party at least 30 days prior. In addition, the Tucker Employment Agreement is subject to early termination by him or the Company in accordance with the terms of the Tucker Employment Agreement.

Pursuant to the Tucker Employment Agreement, if Dr. Tucker’s employment is terminated by the Company without Cause (as defined therein) or by Dr. Tucker for Good Reason (as defined therein), then the Company must pay Dr. Tucker, in addition to any then-accrued and unpaid obligations owed to him, 12 months of the then-current Tucker Base Salary.

The Tucker Employment Agreement also contains covenants restricting Dr. Tucker from soliciting the Company’s employees or customers for a period of 12 months after the termination of Dr. Tucker’s employment with the Company and prohibiting him from disclosure of confidential information regarding the Company at any time.

As of December 31, 2022, Dr. Tucker has been awarded an aggregate of 16,375 RSUs, of which 14,157 are unvested. All outstanding RSUs held by Dr. Tucker will become fully vested upon the occurrence of a Change in Control (as defined in the Incentive Plan). In addition, if we terminate Dr. Tucker’s employment without Cause or if Dr. Tucker terminates his employment for Good Reason, all outstanding RSUs subject to time-based vesting and held by Dr. Tucker will become fully vested, and all outstanding RSUs subject to market-based vesting that would have vested on the vesting date occurring on or next following Dr. Tucker’s employment termination date will become fully vested.

Kanubaddi Employment Agreement

Mr. Kanubaddi served as our Chief Operating Officer from December 30, 2020 through June 17, 2023 and as our President from October 1, 2021 to June 17, 2023.

On December 30, 2020, pursuant to the previously announced Tender Offer Support Agreement and Termination of Amalgamation Agreement dated August 12, 2020, as amended by that certain Amendment No. 1 to the Tender Offer Support Agreement and Termination of Amalgamation Agreement dated December 18, 2020 (as amended, the “Tender Agreement”), by and among us, Jay Pharma Inc., a Canada corporation and a wholly owned subsidiary of the Company (“Jay Pharma”), and certain other signatories thereto, we completed a tender offer (the “Offer”) to purchase all of the outstanding common shares of Jay Pharma. Following the effective time of the Offer, we changed the name of our company from AMERI Holdings, Inc. to Enveric Biosciences, Inc. and effected a 1-for-4 reverse stock split of our issued and outstanding common stock.

Prior to the completion of the Offer, and contingent and effective upon the completion of the Offer, the Company entered into an employment agreement with Mr. Kanubaddi, dated December 2, 2020 (the “Kanubaddi Employment Agreement”). Pursuant to the Kanubaddi Employment Agreement, Mr. Kanubaddi served in the position of Chief Operating Officer. Mr. Kanubaddi was entitled to a base salary of $295,000 and a closing bonus in the amount of $60,000. Mr. Kanubaddi was also eligible to receive annual performance bonuses of up to 50% of his base salary based on satisfaction of performance criteria/financial results, as determined by the Board in its sole discretion. Within 30 days after the completion of the Offer, Mr. Kanubaddi was granted an award of restricted stock units that represent, in the aggregate, 3% of the Company’s issued and outstanding shares of Common Stock determined on a fully diluted basis as of the date of grant. Mr. Kanubaddi was also eligible to receive additional equity awards, as determined by the Company in its sole discretion. The Kanubaddi Employment Agreement also contained certain standard non-solicitation, non-disparagement and confidentiality requirements for Mr. Kanubaddi.

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As of December 31, 2022, Mr. Kanubaddi has been awarded an aggregate of 48,345 RSUs, of which 37,068 became vested upon his termination of employment with the Company on June 17, 2023, and the remaining 11,277 are unvested.

On May 15, 2023, the Company announced budget cuts that led to an approximately 35% reduction in force (the “RIF”). Following the RIF, on May 18, 2023, the Company eliminated the positions of President and Chief Operating Officer. Accordingly, pursuant to the Kanubaddi Employment Agreement, the Company terminated the Kanubaddi Employment Agreement without Cause (as defined in therein) effective June 17, 2023 (the “Separation Date”). Subject to Mr. Kanubaddi’s delivery of a release of claims to the Company, in accordance with the terms of the Kanubaddi Employment Agreement, the Company agreed to (i) continue to pay Mr. Kanubaddi his base salary for the twelve-month period following the Separation Date, and (ii) pay Mr. Kanubaddi his annual performance bonus, if any, for 2022, subject to achievement of the applicable performance metrics and payable on the date such annual performance bonus would have been paid to him had he not incurred such a termination of employment. In addition, all unvested, time-based RSUs granted to Mr. Kanubaddi under the Incentive Plan immediately became vested, and any RSUs that were subject to performance-based vesting conditions became vested in accordance with the terms of the applicable award agreement. The Company agreed to convert all vested RSUs into shares of Common Stock on a one-for-one basis according to the Incentive Plan and the applicable award agreements and have them delivered to Mr. Kanubaddi within 60 days following the Separation Date.

Facchini Employment Agreement

On May 24, 2021, Peter Facchini, Ph.D. entered into an employment agreement (the “Facchini Employment Agreement”) with the Company pursuant to which he serves as the Company’s Chief Innovation Officer, effective as of the September 16, 2021 closing date of the Company’s amalgamation (the “Facchini Effective Date”).

Pursuant to the Facchini Employment Agreement, as of the Facchini Effective Date, Dr. Facchini has received a base salary of C$295,000 annually (“Facchini Base Salary”). Dr. Facchini also received a one-time signing bonus of C$50,000 and 11,522 RSUs, based on the price of the Company’s shares at the Facchini Effective Date. Half of any such RSUs are subject to time-based vesting, and the remaining half of any such RSUs are subject to market-based vesting. Additionally, Dr. Facchini received 10,500 RSUs as equity compensation. 5,250 of such RSUs are subject to time-based vesting, and the remaining 5,250 of such RSUs are subject to market-based vesting. The RSUs are subject to the terms and conditions of the Incentive Plan. The RSUs are subject to time-based vesting and shall vest in quarters on each of the first four anniversaries of the Facchini Effective Date.

The Facchini Employment Agreement will remain in effect until terminated by either party upon written notice by either party, unless the Company delivers advance written notice of termination to Dr. Facchini or Dr. Facchini delivers advance written notice of termination to the Company at least 30 days prior. In addition, the Facchini Employment Agreement is subject to early termination by him or the Company in accordance with the terms of the Facchini Employment Agreement.

Pursuant to the Facchini Employment Agreement, if Dr. Facchini’s employment is terminated by the Company without Cause (as defined in therein) or by Dr. Facchini for Good Reason (as defined therein), then the Company must pay Dr. Facchini, in addition to any then-accrued and unpaid obligations owed to him, 12 months of the then-current Facchini Base Salary.

The Facchini Employment Agreement also contains covenants restricting Dr. Facchini from soliciting the Company’s employees or customers for a period of 12 months after the termination of Dr. Facchini’s employment with the Company and prohibiting him from disclosure of confidential information regarding the Company at any time.

As of December 31, 2022, Dr. Facchini has been awarded an aggregate of 11,522 RSUs, of which 9,892 are unvested. All outstanding RSUs held by Dr. Facchini will become fully vested upon the occurrence of a Change in Control. In addition, all outstanding RSUs subject to time-based vesting and held by Dr. Facchini will become fully vested if we terminate Dr. Facchini’s employment without Cause or if Dr. Facchini terminates his employment for Good Reason, and all outstanding RSUs subject to market-based vesting that would have vested on the vesting date occurring on or next following Dr. Facchini’s employment termination date will become fully vested.

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Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and restricted stock units (“RSUs”) outstanding as of December 31, 2022, including both awards subject to performance conditions and time-based awards, held by each of our named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(6)
Joseph Tucker, Ph.D.	3,987	—	—	$74.00	4/5/2026	1,032	(1)	$2,145
						13,125	(2)	$27,300
Avani Kanubaddi	—	—	—	—	—	22,556	(3)	$46,916
PaPeter Facchini, Ph.D.	1,994	—	—	$74.00	4/5/2026	9,188	(4)	$19,110
						765	(5)	$1,591

(1) Represents the unvested portion of 1,374 RSUs granted to Dr. Tucker on October 13, 2021, each of which represents the right to receive one share of common stock upon vesting. 50% of the RSUs shall vest over 2 years in equal annual installments, with the first tranche to vest on September 16, 2022. 50% of the RSUs shall vest over 2 years in equal annual installments, if the Company’s average volume-weighted average price (“VWAP”) exceeds 110% and 120% of $158.925, respectively.

(2) Represents the unvested portion of 15,000 RSUs granted to Dr. Tucker on October 13, 2021, each of which represents the right to receive one share of common stock upon vesting. 50% of the RSUs shall vest over 4 years in equal annual installments, with the first tranche to vest on September 16, 2022. 50% of the RSUs shall vest in 3 approximately equal tranches on each of December 31, 2022, 2023 and 2024, if the Company’s average VWAP (calculated as the average over the fourth calendar quarter of each of 2022, 2023 and 2024, as applicable, of the daily VWAP of a share of common stock), exceeds $119.00, $130.50 and 143.50, respectively.

(3) Represents the unvested portion of 1,127,787 RSUs granted to Mr. Kanubaddi on January 19, 2022, each of which represents the right to receive one share of common stock upon vesting. 50% of the RSUs shall vest over 4 years in equal annual installments, with the first tranche to vest on January 19, 2023. 50% of the RSUs shall vest in 3 approximately equal tranches on each of December 31, 2022, 2023 and 2024, if the Company’s average VWAP (calculated as the average over the fourth calendar quarter of each of 2022, 2023 and 2024, as applicable, of the daily VWAP of a share of common stock), exceeds $1.72, $1.89, $2.08, respectively.

(4) Represents the unvested portion of 1,127,787 RSUs granted to Dr. Facchini on October 13, 2021, each of which represents the right to receive one share of common stock upon vesting. 50% of the RSUs shall vest over 4 years in equal annual installments, with the first tranche to vest on September 16, 2022. 50% of the RSUs shall vest in 3 approximately equal tranches on each of December 31, 2022, 2023 and 2024, if the Company’s average VWAP (calculated as the average over the fourth calendar quarter of each of 2022, 2023 and 2024, as applicable, of the daily VWAP of a share of common stock), exceeds $119.00, $130.50 and $143.50, respectively.

(5) Represents the unvested portion of 1,127,787 RSUs granted to Dr. Facchini on October 13, 2021, each of which represents the right to receive one share of common stock upon vesting. 50% of the RSUs shall vest over 2 years in equal annual installments, with the first tranche to vest on September 16, 2022. 50% of the RSUs shall vest over 2 years in equal annual installments, if the Company’s average VWAP exceeds 110% and 120% of $158.925, respectively.

(6) The market value of the restricted stock unit awards is based on the closing price of our common stock of $2.08 per share at December 31, 2022.

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Potential Payments Upon Termination of Employment or Change in Control

None of our named executive officers has a contract in place for change in control payments.

The employment agreements of Joseph Tucker, Ph.D., Mr. Avani Kanubaddi, and Peter Facchini, Ph.D. include provisions for severance pay equal to twelve months of salary upon termination by the Company without cause, as defined in the employment agreements or termination by the employee for good reason, as defined in the employment agreements.

Each of our named executive officers have also been granted RSUs under the Incentive Plan, which are currently either fully vested or contain conditions providing for vesting upon change of control. Vested RSUs are eligible for conversion to an equivalent number of shares of Common Stock upon the first occurrence of a termination of employment for any reason other than a termination by the Company for cause or an event of change of control, and all unvested RSUs shall immediately vest upon the occurrence of a termination of employment by either the Company without cause, a termination of employment by the employee for good reason or an event of change of control, and provided the Company’s compliance with all terms and conditions of the Incentive Plan, including, without limitation, the availability of shares approved by the Company’s shareholders for such issuances.

Pay Versus Performance

The following table shows the relationship between executive compensation actually paid to our principal executive officers (“PEOs”) and our other named executive officers (“NEOs”), excluding the PEOs, and certain financial performance of the Company during the last two fiscal years ended December 31, 2022 and December 31, 2021.

Year	Summary Compensation Table Total for Current PEO(1)	Compensation Actually Paid to PEO (2)	Summary Compensation Table Total for Former PEO(3)	Compensation Actually Paid to Former PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (4)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5)	Net Loss (Millions)
2022	$825,937	$106,925	$-	$-	$816,486	$(24,606)	$0.98	$(18.8)
2021	$2,478,138	$1,012,630	$6,887,816	$2,427,721	$2,556,197	$1,008,647	$21.83	$(49.0)

(1)	Dr. Tucker was our PEO for fiscal year 2022 and was appointed as our Chief Executive Officer on September 16, 2021 for fiscal year 2021.

(2)	Compensation actually paid reported for the PEOs and the average of the non-PEO NEOs is calculated by adjusting the summary compensation totals in accordance with SEC rules and do not reflect the total compensation actually realized or received. The table below shows the additions and deductions to calculate “compensation actually paid” in each fiscal year as compared to the total compensation reported in the Summary Compensation Table. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

(3)	David Johnson was appointed Chairman and Chief Executive Officer on December 30, 2020. Mr. Johnson resigned as Chief Executive Officer and was appointed Executive Chairman of the Board on September 16, 2021.

(4)	The names of each of the NEOs (excluding our PEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Avani Kanubaddi, President and Chief Operating Officer, and Peter Facchini, Ph.D., Chief Innovation Officer; and (ii) for 2021, Avani Kanubaddi, President and Chief Operating Officer, Peter Facchini, Ph.D., Chief Innovation Officer, and Robert Wilkins, M.D., Former Chief Medical Officer. The amounts disclosed reflect the adjustments listed in the tables below to the amounts reported in the Summary Compensation Table for Non-PEO NEOs:

	2022		2021
	Current PEO	Non-PEO NEOs (Average)	Current PEO	Former PEO	Non-PEO NEOs (Average)
Reported Summary Compensation Table total	$825,937	$816,486	$2,478,138	$6,887,816	$2,556,197
Less, value of Stock Awards reported in Summary Compensation Table	$-	$(377,813)	$(2,226,992)	$(6,469,066)	$(2,299,204)
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	$-	$23,458	$761,484	$815,843	$341,760
Plus (less) fair value as of vesting date of equity awards that were granted and vested in the Year	$-	$-	$-	$1,193,128	$409,894
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	$(628,854)	$(454,883)	$-	$-	$-
Plus (less), change in fair value from last day of prior year to vesting date of equity awards vested in the year	$(90,158)	$(31,854)	$-	$-	$-
Less, prior year-end fair value for equity awards forfeited in the year	$-	$-	$-	$-	$-
Compensation actually paid	$106,925	$(24,606)	$1,012,630	$2,427,721	$1,008,647

(5)	The cumulative total shareholder return (“TSR”) measures the cumulative value of $100 invested on the last trading day before the earliest fiscal year in the table, or December 31, 2020, including the reinvestment of dividends, through and including the end of the applicable fiscal year for which TSR is calculated, or December 31, 2021 and December 31, 2022. We did not pay dividends in the periods presented.

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Analysis of Information Presented in the Pay Versus Performance Table

The charts below provide an illustration of the relationship between compensation actually paid and (i) TSR and (ii) net loss for the periods presented.

Director Compensation

The following table presents the total compensation for each person who served as a non-employee director during the fiscal year ended December 31, 2022. Directors who are also employees are not compensated for their service on our Board.

Name	Fees earned or paid in cash ($)	Other compensation	Total ($)
George Kegler	99,000	—	99,000
Bevin O’Neil	60,625	—	60,625
Marcus Schabacker	92,000	—	92,000
David Johnson (Former Director)*	377,083	44,439	421,522
Sol Mayer (Former Director)	77,500	—	77,500
Bradley Thompson (Former Director)	53,917	—	53,917
Douglas Lind, M.D.	92,000	—	92,000
Michael Webb	58,583	—	58,583
Frank Pasqualone	48,750	—	48,750

* David Johnson served as our Executive Chairman through October 28, 2022. Mr. Johnson’s “Other Compensation” is comprised of consulting fees for services provided after he served on the Board, through December 31, 2022.

As of December 31, 2022, the aggregate number of shares subject to outstanding equity awards held by our non-employee directors was:

Name	Number of Restricted Stock Units Held at Fiscal Year-End
George Kegler	320
Frank Pasqualone	-
Michael Webb	-
Douglas Lind, M.D.	136
Marcus Schabacker, M.D., Ph.D.	320
Bevin O’Neil	-

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Incentive Plans

Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan

Amendments to the Incentive Plan are proposed below in Proposal 4. Please see Proposal 4 for a description the Incentive Plan as it is proposed to be amended.

Purpose. The purpose of the Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan (the “Incentive Plan”) is to enable us to remain competitive and innovative and aid our ability to attract and retain the services of key employees, key contractors, and non-employee directors. The Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of Common Stock. The Incentive Plan provides flexibility to the Company with regard to its compensation methods in order to adapt the compensation of its key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The Incentive Plan was adopted on December 31, 2020 pursuant to the Tender Agreement and was effective as of December 31, 2020 (the “Incentive Plan Effective Date”). The Incentive Plan will terminate on the tenth anniversary of the Incentive Plan Effective Date, unless sooner terminated by the Board. No award may be made under the Incentive Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Amendment. On May 3, 2022, our Board adopted the First Amendment (the “Plan Amendment”) to the Incentive Plan to (i) increase the aggregate number of shares available for the grant of awards by 146,083 shares to a total of 200,000 shares, and (ii) add an “evergreen” provision whereby the number of shares authorized for issuance pursuant to awards under the Incentive Plan will be automatically increased on the first trading date immediately following the date the Company issues any share of Common Stock (defined below) to any person or entity, to the extent necessary so that the number of shares of the Company’s Common Stock authorized for issuance under the Incentive Plan will equal the greater of (x) 200,000 shares, and (y) 15% of the total number of shares of the Company’s Common Stock outstanding as of such issuance date. The Plan Amendment was approved by the Company’s stockholders at a special meeting of the Company’s stockholders held on July 14, 2022.

Share Authorization. Subject to certain adjustments, as of January 1, 2023, the total number of shares of Common Stock that have been reserved and may be issued pursuant to awards under the Incentive Plan is 153,513 shares.

Administration. The Incentive Plan shall be administered by the Board or such committee of the Board as it designated by it to administer the Incentive Plan (the “Committee”). At any time that there is no Committee to administer the Incentive Plan, any reference to the Committee is a reference to the Board. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the Incentive Plan; establish and revise rules and regulations relating to the Incentive Plan; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the Incentive Plan. The Committee may delegate certain of its duties to one or more officers of the Company as provided in the Incentive Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the Company or any of its subsidiaries, whose judgment, initiative, and efforts contributed to or may be expected to contribute to its successful performance, are eligible to participate in the Incentive Plan.

Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, provided that only employees of the Company and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of Common Stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of Common Stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding ten (10) years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), a term exceeding five (5) years.

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Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to us shares of Common Stock (included restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from the Company within six months prior to the exercise date; (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form, together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting us to withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and (v) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the Incentive Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of Common Stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share of Common Stock on the date of grant. The Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding ten (10) years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in common stock, cash, or a combination of both as determined by the Committee.

Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of Common Stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time, or other restrictions or conditions. Except as otherwise provided in the Incentive Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the restricted stock, including, if applicable, the right to vote the Common Stock and the right to receive any dividends thereon.

Dividend Equivalent Rights. The Committee is authorized to grant a dividend equivalent right to any participant, either as a component of another award or as a separate award, conferring on the participant the right to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the award as if such shares were held by the participant. The terms and conditions of the dividend equivalent right shall be specified in the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares. Any such reinvestment shall be at the fair market value at the time thereof. A dividend equivalent right may be settled in cash, shares, or a combination thereof.

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Performance Awards. The Committee may grant performance awards payable at the end of a specified performance period in cash, shares of Common Stock, units, or other rights based upon, payable in, or otherwise related to our Common Stock. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the applicable performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the Incentive Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other awards under the Incentive Plan may be made subject to the attainment of performance goals relating to one or more business criteria which shall consist of one or more or any combination of the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality, or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational, or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions; sales growth; price of the shares; return on assets, equity, or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders. Any Performance Criteria may be used to measure our performance as a whole or of any of our business units and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under GAAP, or under a methodology established by the Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including footnotes thereto, or the Compensation Discussion and Analysis section of the Company’s annual report, if any.

Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the Incentive Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting, Forfeiture and Recoupment, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Incentive Plan. If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period. In addition, we may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, as such policy may be approved or modified by the Board from time to time.

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Awards granted under the Incentive Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the Incentive Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, we pay for forfeited shares in accordance with the terms of the Incentive Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the Incentive Plan, to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Incentive Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the Incentive Plan. The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the Incentive Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the Incentive Plan and any awards under the Incentive Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by our Board regarding amendment or discontinuance of the Incentive Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the Incentive Plan without the consent of the affected participant.

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Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of our equity compensation plans as of December 31, 2022.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights(3)	Number of securities remaining for issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders(1)	153,983	(2)	$133.25	153,513	(4)
Total	153,983		$133.25	153,513

(1)	Consists of the Incentive Plan.

(2)	Represents 26,730 shares of Common Stock to be issued pursuant to the exercise of outstanding options, 708 shares of Common Stock to be issued pursuant to vested restricted stock awards, 62,492 vested restricted stock units representing 62,492 shares of Common Stock, which shares, pursuant to certain restricted stock unit agreements, will not be issued until after the earlier of a change of control or the termination of employment with the Company other than for cause, 64,053 unvested restricted stock units representing 64,053 shares of Common Stock. There can be no assurances of the achievement of vesting conditions related to those unvested restricted stock awards and unvested restrict stock units. 19,477 of the outstanding options were assumed from MagicMed; there are no shares reserved for issuance from MagicMed’s incentive plans.

(3)	Represents the weighted-average grant date fair value of outstanding options and is calculated without taking into account the shares of Common Stock subject to certain restricted stock agreements and the shares of Common Stock underlying the outstanding restricted stock units.

(4)	As of December 31, 2022, there were 153,513 shares of Common Stock available under the Incentive Plan. On May 3, 2022, our Board adopted the First Amendment (the “Plan Amendment”) to the Incentive Plan to (i) increase the aggregate number of shares available for the grant of awards by 146,083 shares to a total of 200,000 shares, and (ii) add an “evergreen” provision whereby the number of shares authorized for issuance pursuant to awards under the Incentive Plan will be automatically increased on the first trading date immediately following the date the Company issues any share of Common Stock (defined below) to any person or entity, to the extent necessary so that the number of shares of the Company’s Common Stock authorized for issuance under the Incentive Plan will equal the greater of (x) 200,000 shares, and (y) 15% of the total number of shares of the Company’s Common Stock outstanding as of such issuance date. The Plan Amendment was approved by the Company’s stockholders at a special meeting of the Company’s stockholders held on July 14, 2022.

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RELATED PERSON TRANSACTIONS AND SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

In addition to the director and executive officer compensation arrangements discussed in the “Executive Officer and Director Compensation” section in this proxy statement, since January 1, 2021 we have engaged in the following transactions in which:

●	the amounts involved exceeded or will exceed the lesser of (i) $120,000, or (ii) 1% of the average of the Company’s total assets at December 31, 2022 and December 30, 2021; and
●	any director, executive officer, holder of more than 5% of our voting securities, whom we refer to as our principal stockholders, or affiliates or immediate family members of our directors, executive officers and principal stockholders, had or will have a material interest.

We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Consulting Agreement with David Johnson

The Company and David Johnson, the Company’s former Executive Chairman, entered into a consulting agreement on January 1, 2023 (the “January Agreement”). Pursuant to the January Agreement, Mr. Johnson agreed to provide consulting services to the Company effective January 1, 2023. Mr. Johnson earns $23,833 per month ($286,000 per annum) over the term of the January Agreement. The Company will also reimburse Mr. Johnson for such reasonable and necessary expenses incurred by him in carrying out his services under the January Agreement. The January Agreement will remain in effect until the earlier of (i) its termination pursuant to the terms of the January Agreement or (ii) the effectiveness of the spin-off of Akos Biosciences, Inc. (formerly known as Acanna Therapeutics, Inc.), a majority owned subsidiary of the Company (“Akos”) from the Company. During the term of the January Agreement, Mr. Johnson will provide services as requested by the Board. If the January Agreement is terminated without cause prior to the completion of the spin-off transaction of Akos, Company shall pay Mr. Johnson a termination fee of $286,000 over the 12 months following the termination of the January Agreement.

Amalgamation Agreement with MagicMed Industries Inc.

On May 24, 2021, the Company entered into an Amalgamation Agreement (the “Amalgamation Agreement”) with 1306432 B.C. Ltd., a corporation existing under the laws of the Province of British Columbia and a wholly-owned subsidiary of the Company (“HoldCo”), 1306436 B.C. Ltd., a corporation existing under the laws of the Province of British Columbia and a wholly-owned subsidiary of HoldCo (“Purchaser”), and MagicMed Industries Inc., a corporation existing under the laws of the Province of British Columbia (“MagicMed”), pursuant to which, among other things, the Company, indirectly through Purchaser, acquired all of the outstanding securities of MagicMed in exchange for securities of the Company by way of an amalgamation under the British Columbia Business Corporations Act, upon the terms and conditions set forth in the Amalgamation Agreement, such that, upon completion of the Amalgamation (as defined herein), the amalgamated corporation (“Amalco”) will be an indirect wholly-owned subsidiary of the Company. The Amalgamation was completed on September 16, 2021.

MagicMed shareholders on the date of Amalgamation Agreement included Joseph Tucker, Peter Facchini and Jillian Hagel, all of whom became employees of the Company as of the September 16, 2021 upon the completion of the Amalgamation. At the time of and prior to entering into the Amalgamation Agreement, MagicMed, Joseph Tucker, Peter Facchini and Jillian Hagel were not related parties of the Company.

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Policies and Procedures for Related Party Transactions

Our Audit Committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, directors, beneficial owners of more than 5% of our voting securities, immediate family members of the foregoing persons, and any other persons whom our Board determines may be considered related parties, has or will have a direct or indirect material interest and that involve consideration received or receivable by these persons in excess of the lesser of (i) $120,000, and (ii) one percent of the average of the Company’s total assets at year end for the last two completed fiscal years. In reviewing and approving these transactions, our Audit Committee obtains, or directs our management to obtain on its behalf, all information that the Audit Committee believes to be material to a review of the transaction prior to its approval. It is contemplated that no related person transaction will be entered into prior to the completion of these procedures; however, where permitted, a related person transaction may be ratified upon completion of these procedures.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the Forms 3, 4 and 5 and amendments thereto furnished to the Company, we believe that all directors, executive officers and persons beneficially owning greater than 10% of the Company’s equity securities timely filed reports required by Section 16(a) of the Exchange Act during fiscal 2022, except for the following reporting persons:

●	One Form 4 was filed late for Mr. Avani Kanubaddi with respect to one transaction, the grant of RSUs under the Incentive Plan.

●	One Form 4 was filed late for Mr. Carter Ward with respect to one transaction, the grant of RSUs under the Incentive Plan.

●	One Form 3 was filed late for Ms. Bevin O’Neil with respect to her appointment to the Board.

None of these cases involved purchase or sale, but rather non-market transactions such as a grant of RSUs.

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PROPOSAL 2:

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

AS DISCLOSED in this proxy statement

We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the Executive Officer and Director Compensation section, the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, the Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at the 2024 annual meeting.

Our compensation philosophy is designed to align each executive’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies. Our executive compensation programs for fiscal year 2023 reflect these significant changes to our management team and to our business while promoting our pay-for-performance philosophy and corporate governance best practices.

We believe that our compensation program balances the interests of all of our constituencies — our stockholders, our executive officers, the remainder of our employee base, our business partners and our community — by, among other things, focusing on achievement of corporate objectives, attracting and retaining highly-qualified executive management and maximizing long-term stockholder value. The compensation committee and our board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals. Therefore, we are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the Annual Meeting:

RESOLVED, on a non-binding, advisory basis only, that the compensation paid to the named executive officers of Enveric Biosciences, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.

Required Vote

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to approve this proposal, on an advisory basis.

OUR BOARD RECOMMENDS A VOTE TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2022.

The purpose of the Audit Committee is to assist the Company’s board of directors in its general oversight of the Company’s financial reporting, internal controls and audit functions. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The Company maintains an auditor independence policy that prohibits its independent registered public accounting firm from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve the audit and non-audit services and related budget in advance, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that the Company may not enter into auditor engagements for non-audit services without the Audit Committee’s express approval. The Audit Committee charter describes in greater detail the full responsibilities of the Audit Committee and is available on the Company’s website at www.enveric.com. The Audit Committee is comprised solely of directors who satisfy the current independence standards promulgated by the Securities and Exchange Commission (the “SEC”) and by the Nasdaq Stock Market, as such standards apply specifically to members of audit committees.

The Audit Committee met on four occasions during the year ended December 31, 2022. The Audit Committee met privately in executive session with Marcum LLP as part of each regular meeting and held private meetings with the Chief Financial Officer and other officers of the Company throughout the year.

The Audit Committee’s policy is to pre-approve all audit and non-audit related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated the pre-approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date.

In fulfilling its oversight responsibilities for the financial statements for the fiscal year ended December 31, 2022, among other things, the Audit Committee took the following actions:

●	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management and Marcum LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2022;

●	Discussed with Marcum LLP the matters required to be discussed in accordance with Audit Standard No. 1301 – Communications with Audit Committees; and

●	Received written disclosures and the letter from Marcum LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum LLP’s communications with the Audit Committee and the Audit Committee further discussed with Marcum LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters, and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Marcum LLP, the Audit Committee recommended to Company’s board of directors that the audited financial statements be included in Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the Securities and Exchange Commission.

Members of the Enveric Biosciences, Inc. Audit Committee

George Kegler (Chair)
Frank Pasqualone
Bevin O’Neil

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PROPOSAL 3:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Marcum LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2023. Our board proposes that the stockholders ratify this appointment. Marcum LLP audited our financial statements for the fiscal year ended December 31, 2022. We expect that representatives of Marcum LLP will be present at the 2023 annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In June 2021, the Audit Committee approved the dismissal of Marcum LLP, effective as of June 23, 2021, and the engagement of Friedman LLP, effective immediately, as our independent registered public accounting firm for the fiscal year ended December 31, 2021.

Based on information provided by Friedman LLP, effective September 1, 2022, Friedman LLP combined with Marcum LLP and continued to operate as an independent registered public accounting firm as a wholly-owned subsidiary of Marcum LLP. Friedman LLP continued to serve as our independent registered public accounting firm through September 20, 2022. On September 20, 2022, the Audit Committee approved the dismissal of Friedman LLP as of September 20, 2022, and Marcum LLP was engaged to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2022, effective immediately. The services previously provided by Friedman LLP are now provided by Marcum LLP.

The report of Friedman LLP on our consolidated financial statements for the fiscal year ended December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended December 31, 2021, and the subsequent interim period through September 20, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Friedman LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman LLP, would have caused Friedman LLP to make reference to the subject matter of the disagreements in its audit reports on our combined and consolidated financial statements for such years.

During the fiscal year ended December 31, 2021, and the subsequent interim period through September 20, 2022, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses previously-disclosed in our Management’s Report on Internal Control Over Financial Reporting, as set forth in Item 4 “Controls and Procedures” of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, and Item 9A “Controls and Procedures” of our Annual Report on Form 10-K for the year ended December 31, 2021. The material weakness was due to the small size of the Company, and the fact we do not maintain sufficient segregation of duties to ensure the processing, review and authorization of all transactions including non-routine transactions. The Audit Committee discussed the subject matter of the reportable events with Friedman LLP and notwithstanding these material weaknesses in internal control over financial reporting, we have concluded that, based on the Company’s knowledge, the consolidated financial statements, and other financial information included in its Annual Reports on Form 10-K for the fiscal year ended December 31, 2021 present fairly, in all material respects our financial condition, results of operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States.

As reported in our Current Report on September 23, 2022, we provided Friedman LLP with a copy of the above disclosure at the time of its dismissal, and requested that Friedman LLP furnish us with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agreed with the statements we made above. As reported in an Amendment to our Current Report on October 6, 2022, Friedman LLP provided us with a letter in response to our disclosures.

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During the fiscal years ended December 31, 2021 and December 31, 2020, and the subsequent interim period through September 20, 2022, neither we nor anyone acting on our behalf consulted with Marcum LLP regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that Marcum LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, except pursuant to Marcum LLP’s engagement as our independent registered public accounting firm prior to June 23, 2021 and as disclosed in the Current Report on Form 8-K/A filed with the SEC on June 29, 2021, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K) except pursuant to Marcum LLP’s engagement as our independent registered public accounting firm prior to June 23, 2021 and as disclosed in the Current Report on Form 8-K/A filed with the SEC on June 29, 2021.

In deciding to appoint Marcum LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Marcum LLP and concluded that Marcum LLP has no commercial relationship with us that would impair its independence for the fiscal year ending December 31, 2023.

The following table presents fees for professional audit services rendered by Friedman LLP and Marcum LLP for the audit of our annual financial statements for the year ended December 31, 2022 and by Friedman LLP for the year ended December 31, 2021, and fees billed for other services rendered by Friedman LLP and Marcum LLP, respectively, during those periods ($ amounts in thousands).

	Year Ended December 31, 2022	Year Ended December 31, 2021
Type of Fees
Audit Fees (1)	$286,095	$170,025
Audit-Related Fees (2)	$-	10,000
Tax Fees (3)	$-	$5,150
All Other Fees (4)	$-	49,935
Total	$286,095	$235,110

(1)	Audit Fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements.
(2)	Audit-Related Fees consists of fees reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported as “Audit Fees.”
(3)	Tax Fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns and tax advice.
(4)	All Other Fees consist of fees for other miscellaneous items.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

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1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and include fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with services not captured in the other categories. We generally do not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Marcum LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

Required Vote

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to ratify the appointment of the independent registered public accounting firm.

OUR BOARD RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 4:

APPROVAL OF PROPOSED AMENDMENTS TO the Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan, as amended

General

Our Board is requesting that our stockholders approve the proposed amendments to our Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan, as amended, as attached to this proxy statement as Annex A, which was approved by the Board on August 8, 2023 (the “Amended Incentive Plan”), effective upon approval by our stockholders at the Annual Meeting. If this proposal is approved, the Amended Incentive Plan will further amend the Original Plan (as defined below) to, among others, (i) increase the number of Authorized Shares (as defined below) reserved for issuance under the Amended Incentive Plan by 38,259 to 350,000, subject to adjustment (as described in (viii) below) to proportionately adjust the number of shares of Common Stock reserved for issuance as awards under the Amended Incentive Plan (the “Authorized Shares”) in the event the total number of outstanding shares of Common Stock increases and to avoid dilution of intended benefits of the Amended Incentive Plan; (ii) remove the evergreen provision that provided for an automatic increase to the number Authorized Shares to the higher of (a) 200,000 or (b) 15% of shares of Common Stock outstanding upon issuance of shares of Common Stock; (iii) implement a minimum vesting requirement providing that subject to certain exceptions, Incentives (as defined below) shall not vest less than one year from the date of grant; (iv) prohibit any payment of dividends and dividend equivalents on any Incentives prior to the vesting of the underlying shares of Common Stock; (v) prohibit the repricing of outstanding Stock Options (as defined below) and similar actions without obtaining stockholder approval; (vi) prohibit liberal share recycling (i.e., adding back to the Authorized Shares shares of Common Stock underlying Incentives that are retained or repurchased on the exercise of a Stock Option or the vesting or issuance of any Incentive to cover the exercise price and/or tax withholding required by the Company in connection with vesting, or any shares of Common Stock repurchased using exercise price proceeds); (vii) disclose the impact of a Change in Control transaction (as defined below) on the vesting of outstanding awards, and (viii) amend the Capital Adjustments provision to proportionately adjust the number of Authorized Shares in the event the total number of outstanding shares of Common Stock increases and to avoid dilution of intended benefits of the Amended Incentive Plan.

The Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan was approved by our Board and stockholders in 2020, and subsequently amended in 2022 (the “Original Plan”). The Original Plan provides for the granting of incentive stock options (“ISOs”), nonqualified stock options (together with the ISOs, “Stock Options”), stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem (each individually, an “Incentive”), and which may be paid in cash or shares of Common Stock. The Company believes that operation of the Original Plan is important in attracting and retaining the services of key employees, key contractors, and outside directors of the Company and its subsidiaries in a competitive labor market, which is essential to the Company’s long-term growth and success. It is the judgment of the Board that the Incentive Plan Proposal is in the best interests of Company and its stockholders. By its terms, the Original Plan may be amended by the Board provided that any amendment that the Board determines requires stockholder approval is subject to receiving such stockholder approval. Approval of the Amended Incentive Plan by our stockholders is required by the listing rules of The Nasdaq Stock Market. In addition, stockholder approval is required in order to ensure favorable federal income tax treatment for grants of ISOs under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

As of the date of this proxy statement, 59,656 shares of Common Stock remain available for award grants under the Original Plan; options to purchase a total of 12,240 shares of Common Stock remain outstanding; and restricted stock units for the issuance of 211,578 shares of our Common Stock were outstanding.

Reasons for Amendments of the Original Plan

Equity Awards Are an Important Part of Our Compensation Philosophy

Our Board believes that the effective use of stock-based, long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Amended Incentive Plan will maintain and enhance the key policies and practices adopted by our management and the Board to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating key personnel.

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We believe it is critical for our long-term success that the interests of our employees and other service providers are tied to our success as “owners” of our business. The equity incentive programs we have in place are intended to build stockholder value by attracting and retaining talented employees and other service providers. We believe we must continue to offer competitive equity compensation packages in order to retain and motivate the talent necessary for our continued growth and success. We carefully monitor the equity compensation and equity holdings of our employees, directors and consultants as well as the type of equity awards we grant to ensure these awards continue to provide incentives for the recipients to work towards our success.

We believe that the increase in the number of Authorized Shares available for issuance under the Amended Incentive Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, contractors, and non-employee directors. The Board believes that the number of Authorized Shares currently remaining available for issuance pursuant to future awards under the Original Plan (as of the date hereof) is not sufficient for future granting needs. The Board currently believes that if the Amended Incentive Plan is approved by stockholders, the total of 350,000 Authorized Shares available for issuance under the Amended Incentive Plan, will result in an adequate number of shares of Common Stock being available for future awards under the Amended Incentive Plan for one year.

Overhang

The following table provides certain information regarding our equity incentive program.

Overhang	As of June 30, 2023
Total number of shares subject to outstanding Stock Options under the Original Plan	17,102
Total number of shares subject to outstanding Stock Options and RSUs outside of the Original Plan (1)	45,977
Weighted-average exercise price of outstanding Stock Options under the Original Plan	$47.93
Weighted-average remaining term of outstanding Stock Options under the Original Plan	3.9
Total number of shares subject to outstanding full value awards under the Original Plan	150,495
Total number of shares subject to outstanding full value awards outside of the Original Plan (1)	26,500
Total number of shares available for grant under the Original Plan	27,783
Additional shares requested under this Incentive Plan Proposal	38,259

(1) 19,477 of the Stock Options outstanding were assumed from MagicMed and 26,500 RSUs were granted as inducement awards in February 2023; there are no shares currently reserved for issuance from MagicMed’s incentive plans or for the purposes of inducement awards.

Our Amended Incentive Plan Combines Compensation and Governance Best Practices

The Amended Incentive Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices, including:

No “evergreen” provision for additional shares. The Amended Incentive Plan does not contain an annual “evergreen” provision. Therefore, the share reserve will not increase automatically on an annual basis.

No liberal share counting or recycling. The following shares of Common Stock will not become available again for issuance under the Amended Incentive Plan: (i) shares of Common Stock underlying any Incentives that are retained or repurchased on the exercise of a Stock Option or the vesting or issuance of any Incentive to cover the exercise price and/or tax withholding required by the Company in connection with vesting; and (ii) shares of Common Stock repurchased using exercise price proceeds.

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Repricing is not allowed without stockholder approval. The Amended Incentive Plan expressly prohibits the repricing of outstanding Stock Options, the cancellation of any outstanding Stock Options in exchange for Stock Options that have an exercise or strike price that is less than the value of the exercise or strike price of the original Stock Options, and the cancellation of any outstanding Stock Options that have an exercise or strike price greater than the then-current fair market value of our Common Stock in exchange for cash or other consideration, without prior stockholder approval.

No discounted Stock Options or SARs. All Stock Options and SARs granted under the Amended Incentive Plan must have an exercise price equal to or greater than the fair market value of our Common Stock on the date the Stock Option or SAR is granted.

Minimum vesting requirements. The Amended Incentive Plan provides that subject to certain exceptions, no Incentive may vest until at least one year following the date of grant of such Incentive, except that up to 5% of the Authorized Shares under the Amended Incentive Plan may be subject to Incentives that do not meet such vesting requirements, other than Incentives granted to non-employee directors.

Awards subject to forfeiture/clawback. Awards granted under the Amended Incentive Plan are subject to recoupment in the event of a restatement of our financial statements as set forth in our clawback policy, if any, approved by our Board from time to time, and in addition, any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.

No liberal change in control definition. The “Change in Control” definition in the Amended Incentive Plan is not a “liberal” definition and, for example, would not be achieved merely upon stockholder approval of a transaction. A Change in Control transaction (or the stockholder approval of a plan of complete dissolution or liquidation) must actually occur in order for the Change in Control provisions in the Amended Incentive Plan to be triggered.

Restrictions on dividends. The Amended Incentive Plan provides that (i) no dividends or dividend equivalents shall be paid on any Incentive prior to the vesting of the underlying shares of Common Stock, and (ii) no dividend equivalent right shall be paid on any Incentive prior to the vesting of the underlying shares of Common Stock.

Description of the Amended Incentive Plan

The material features of the Amended Incentive Plan are outlined below. The following description of the Amended Incentive Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended Incentive Plan. Stockholders are urged to read the actual text of the Amended Incentive Plan in its entirety, a copy of which is attached to this proxy statement as Annex A.

Purpose. The purpose of the Amended Incentive Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and non-employee directors. The Amended Incentive Plan provides for the granting of ISOs, nonqualified stock options, SARs, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of Common Stock. The Amended Incentive Plan is expected to provide flexibility to the Company’s compensation methods in order to adapt the compensation of its key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The Amended Incentive Plan was approved by the Board on August 8, 2023, subject to the Amended Incentive Plan’s approval by the stockholders. The Amended Incentive Plan will terminate on December 31, 2030, unless sooner terminated by the Board. No award may be made under the Amended Incentive Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

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Share Authorization. The number of Authorized Shares under the Amended Incentive Plan will be 350,000 shares, 100% of which may be delivered as ISOs. Shares to be issued may be made available from authorized but unissued shares of our Common Stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise. During the term of the Amended Incentive Plan, the Company will at all times reserve and keep enough shares available to satisfy the requirements of the Amended Incentive Plan. If an award under the Amended Incentive Plan, or any Prior Plan Award (as defined below) is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the Amended Incentive Plan; provided, however, that the number of shares of Common Stock underlying any Incentives under the Amended Incentive Plan or any Prior Plan (as defined below) that are retained or repurchased on the exercise of a Stock Option or the vesting or issuance of any Incentive to cover the exercise price and/or tax withholding required by the Company in connection with vesting shall not be added back to the Authorized Shares available for issuance under the Amended Incentive Plan; and provided, further that, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code. In addition, any Shares repurchased using exercise price proceeds will not be available for issuance under the Amended Incentive Plan. Awards that may be satisfied either by the issuance of Common Stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the Amended Incentive Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the Amended Incentive Plan if the settlement of the award will not require the issuance of shares, as, for example, a SAR that can be satisfied only by the payment of cash.

“Prior Plan Awards” means (i) any awards under the Jay Pharma Inc. 2019 Long-term Incentive Plan or the Ameri Holdings, Inc. 2015 Equity Incentive Award Plan (the “Prior Plans”) that are outstanding on December 31, 2020, and that on or after December 31, 2020, are forfeited, expire or are canceled, and (ii) any shares subject to awards relating to common stock under the Prior Plans that, on or after December 31, 2020 are settled in cash.

Administration. The Amended Incentive Plan shall be administered by the Board or a committee appointed or designated by the Board to administer the Amended Incentive Plan (the “Committee”). At any time that there is no Committee to administer the Amended Incentive Plan, any reference to the Committee is a reference to the Board. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the Amended Incentive Plan; establish and revise rules and regulations relating to the Amended Incentive Plan; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the Amended Incentive Plan. The Committee may delegate certain of its duties to one or more of our officers as provided in the Amended Incentive Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the Company or any of our subsidiaries, whose judgment, initiative, and efforts contributed to or may be expected to contribute to its successful performance, are eligible to participate in the Amended Incentive Plan. As of the Record Date, we had 16 employees and 6 non-employee directors who would be eligible for awards under the Amended Incentive Plan.

Stock Options. The Committee may grant either ISOs qualifying under Section 422 of the Code, or nonqualified stock options, provided that only employees of the Company and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock Options may not be granted with an Option Price (as defined in the Amended Incentive Plan) less than 100% of the fair market value of a share of Common Stock on the date the Stock Option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), the Option Price shall be at least 110% of the fair market value of a share of Common Stock on the date of grant. Except in connection with a corporate transaction involving the Company as provided in the Amended Incentive Plan, the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Stock Options to reduce the Option Price of such Stock Options, (ii) cancel outstanding Stock Options in exchange for Stock Options that have an Option Price that is less than the Option Price value of the original Stock Options, or (iii) cancel outstanding Stock Options that have an Option Price greater than the fair market value of a share of Common Stock on the date of such cancellation in exchange for cash or other consideration.

The Committee will determine the terms of each Stock Option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant Stock Options with a term exceeding ten (10) years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), a term exceeding five (5) years.

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Recipients of Stock Options may pay the Option Price (i) in cash, check, bank draft, or money order payable to us; (ii) by delivering to us shares of Common Stock (included restricted stock) already owned by the participant having a fair market value equal to the aggregate Option Price and that the participant has not acquired from us within six months prior to the exercise date; (iii) by delivering to us or our designated agent an executed irrevocable option exercise form, together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting us to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares having an aggregate fair market value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise); and (v) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights. The Committee is authorized to grant SARs as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the Amended Incentive Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of our Common Stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share of our Common Stock on the date of grant. The Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding ten (10) years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in Common Stock, cash, or a combination of both as determined by the Committee.

Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units (the “RSUs”). Restricted stock consists of shares of our Common Stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee. RSUs are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or RSUs will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time, or other restrictions or conditions. Except as otherwise provided in the Amended Incentive Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the restricted stock, including, if applicable, the right to vote the shares, provided that no dividends or dividend equivalents shall be paid on any Incentive prior to the vesting of the underlying shares of Common Stock.

Dividend Equivalent Rights. The Committee is authorized to grant a dividend equivalent right to any participant, either as a component of another award or as a separate award, conferring on the participant the right to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the award as if such shares were held by the participant. The terms and conditions of the dividend equivalent right shall be specified in the grant, provided that no dividend equivalents shall be paid on any Incentive prior to the vesting of the underlying shares of Common Stock. A dividend equivalent right may be settled in cash, shares, or a combination thereof.

Performance Awards. The Committee may grant performance awards payable at the end of a specified performance period in cash, shares of Common Stock, units, or other rights based upon, payable in, or otherwise related to our Common Stock. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the applicable performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the Amended Incentive Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

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Performance Goals. Awards of restricted stock, RSUs, performance awards, and other awards under the Amended Incentive Plan may be made subject to the attainment of performance goals relating to one or more business criteria which shall include, without limitation, one or more or any combination of the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality, or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational, or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions; sales growth; price of the shares; return on assets, equity, or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders. Any Performance Criteria may be used to measure our performance as a whole or of any of our business units and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award, which is consistently applied and identified in our audited financial statements, including footnotes thereto, or the Compensation Discussion and Analysis section of the Company’s annual report, if any.

Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our Common Stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the Amended Incentive Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting, Forfeiture and Recoupment, Assignment. The Committee, in its sole discretion, may determine the terms and conditions upon which an Incentive will become vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Amended Incentive Plan; provided, however, that except in the case of (i) death, Total and Permanent Disability (as defined in the Amended Incentive Plan) or retirement of the participant or (ii) a Change in Control, Incentives shall not vest, and any right of the Company to restrict or reacquire shares of Common Stock subject to an Incentive shall not lapse, less than one (1) year from the date of grant and any Incentive subject to the satisfaction of any of the Performance Criteria over a performance period shall be subject to a performance period of not less than one year, provided that any time-based vesting with respect to such Incentive may accrue incrementally pursuant to the terms of such Incentive over such one-year period; and provided further that, notwithstanding the foregoing, Incentives may be granted having time-based vesting of less than one (1) year from the date of grant so long as no more than five percent (5%) of the Authorized Shares (as adjusted under the Amended Incentive Plan) may be granted in the aggregate pursuant to such awards other than Incentives granted to non-employee directors. If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, unvested restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period. In addition, we may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of our financial statements as set forth in our clawback policy, if any, as such policy may be approved or modified by the Board from time to time.

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Awards granted under the Amended Incentive Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Effect of a Change in Control. Except as may otherwise be provided in a then-effective written agreement (including an award agreement) between a participant and the Company, upon a Change in Control, (a) for outstanding awards subject solely to a service condition, (i) a participant’s then-outstanding awards, other than Stock Options and SARs, that are not vested shall become fully vested and shall be settled in cash, shares of Common Stock or a combination thereof, as determined by the Committee, within thirty (30) days following such Change in Control (except to the extent that settlement of the award must be made pursuant to its original schedule in order to comply with Section 409A of the Code); and (ii) a participant’s then-outstanding Stock Options and SARs that are not vested shall immediately become fully vested and exercisable over the exercise period set forth in the applicable award agreement; and (b) for outstanding awards subject to performance goals, (i) a participant’s then-outstanding awards, other than Stock Options and SARs, that are not vested shall immediately vest and all performance goals shall be deemed satisfied as if target performance was achieved, and shall be settled in cash, shares of Common Stock or a combination thereof, as determined by the Committee, within thirty (30) days following such Change in Control (except to the extent that settlement of the award must be made pursuant to its original schedule in order to comply with Section 409A of the Code), notwithstanding that the applicable performance period, retention period or other restrictions and conditions have not been completed or satisfied; and (ii) a participant’s then-outstanding Stock Options and SARs that are not vested shall became fully vested and all performance goals shall be deemed satisfied as if target performance was achieved, and the award shall remain exercisable over the exercise period set forth in the applicable award agreement.

Notwithstanding the foregoing, the Committee may elect to provide that all vested Stock Options and/or SARs shall be deemed exercised as of the date of the Change in Control or may cancel such outstanding Stock Options or SARs, and in either case pay the participant an amount of shares or cash (less normal withholding taxes) equal to the excess of (i) the value, as determined by the Committee, of the consideration (including cash) received by the holder of a share of Common Stock as a result of the Change in Control (or if the Company’s stockholders do not receive any consideration as a result of the Change in Control, the fair market value of a share of Common Stock on the day immediately prior to the Change in Control) over (ii) the exercise price of such Stock Options or the exercise price or conversion price of each share of Common Stock covered by such SARs (the “SAR Price”), multiplied by the number of shares of Common Stock subject to each such award in accordance with Section 409A of the Code to the extent applicable. No payment shall be made to a participant for any Stock Option or SAR if the exercise price for such Stock Option or the SAR Price for such SAR, exceeds the value, as determined by the Committee, of the consideration (including cash) received by the holder of a share of Common Stock as a result of Change in Control.

Subject to the terms of the Amended Incentive Plan, in general, a Change in Control means the occurrence of: (1) any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, (2) the number of directors, who constitute the Board on the effective date of the Amended Incentive Plan, or whose appointment, election, or nomination for election was previously approved or recommended by a vote of at least two-thirds (2/3rds) of the directors then still in office on that date, ceases for any reason to constitute a majority of the number of directors then serving, (3) the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, and (4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

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Adjustments Upon Changes in Capitalization. In the event that the number of outstanding shares of Common Stock is increased, the number of Authorized Shares shall be proportionately adjusted upon the occurrence of such increase such that the quotient of (i) the number of Authorized Shares immediately prior to such increase and (ii) the number of shares of Common Stock outstanding immediately prior to such increase is equal to the quotient of (x) number of Authorized Shares immediately after such increase and (y) the number of shares of Common Stock outstanding immediately after such increase (the “Equitable Adjustment”); provided, however, that any such Equitable Adjustment is subject to and will take effect following approval of the Equitable Adjustment by the Board or the Committee.

In the event that any dividend or other distribution (whether in the form of cash, shares of our Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the Amended Incentive Plan; (iv) the Option Price of each outstanding Stock Option; (v) the amount, if any, we pay for forfeited shares in accordance with the terms of the Amended Incentive Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the Amended Incentive Plan, to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Amended Incentive Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the Amended Incentive Plan. The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the Amended Incentive Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the Amended Incentive Plan and any awards under the Amended Incentive Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board regarding amendment or discontinuance of the Amended Incentive Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the Amended Incentive Plan without the consent of the affected participant.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the Amended Incentive Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

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Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the then current underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, RSUs, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted or (ii) one year after the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of grant of the shares to recognize ordinary income on the date of grant of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

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Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received.

Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise or conversion of an award under the Amended Incentive Plan, as applicable, is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require, as a condition to delivery of any certificate for shares of Common Stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Such payment may be made by (i) the delivery of cash to us in an amount that equals or exceeds our required tax withholding obligations; (ii) if we consent in writing, the actual delivery to us by the exercising participant of shares of our Common Stock that the participant has not acquired from us within 6 months prior to the date of exercise, which have an aggregate fair market value that equals or exceeds the required tax withholding payment; (iii) if we consent in writing, our withholding of a number of shares to be delivered upon the exercise of the stock option that have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees no later than January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017.

If an individual’s rights under the Amended Incentive Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a compensation deduction.

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Interest of Directors and Executive Officers

All members of the Board and all of our executive officers are eligible for awards under the Amended Incentive Plan and, thus, have a personal interest in the approval of the Amended Incentive Plan.

Plan Benefits

Since the adoption of the Original Plan through the date hereof, we have granted the following Stock Options, restricted stock awards, and RSUs under the Amended Incentive Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options were shares of our Common Stock.

Name and Position	Number of Shares
Named Executive Officers
Joseph Tucker, Chief Executive Officer	60,376
Avani Kanubaddi, Former President and Chief Operating Officer (1)	40,828
Peter Facchini, Ph.D., Chief Innovation Officer	28,525
All Current Executive Officers as a Group	88,901
All Current Directors Who Are Not Executive Officers as a Group	822
Each Person Who Received 5% of Such Awards	179,567
All Employees Who are Not Executive Officers as a Group	123,476

(1) In connection with the Company’s reduction in force in March 2023, the Company eliminated the positions of President and Chief Operating Officer on May 18, 2023 and terminated the employment agreement with Mr. Kanubaddi as the President and Chief Operating Officer of the Company without Cause (as defined therein), effective June 17, 2023.

New Plan Benefits

With respect to the increased number of Authorized Shares pursuant to the Amended Incentive Plan, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Amended Incentive Plan because the grant of awards and the terms of such awards are to be determined in the sole discretion of the Committee. We cannot determine at this time either the persons who will receive such awards under the Amended Incentive Plan or the amount or types of any such awards.

The fair market value of our Common Stock is approximately $2.66 per share based on the closing price of our Common Stock on August 1, 2023.

Required Vote

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to approve the proposed amendments to the Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan, as amended.

OUR BOARD RECOMMENDS A VOTE TO APPROVE THE PROPOSED AMENDMENTS TO THE ENVERIC BIOSCIENCES, INC. 2020 LONG-TERM INCENTIVE PLAN, AS AMENDED, AND PROXIES SOLICITED BY OUR BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENTS UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL 5:

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK TO LINCOLN PARK CAPITAL FUND, LLC PURSUANT TO NASDAQ LISTING RULES

Prior to or within approximately three months after the date of the Annual Meeting, we intend to enter into a purchase agreement with Lincoln Park Capital Fund, LLC (“Lincoln Park”) providing for Lincoln Park’s purchase of up to $10.0 million of our common stock that we anticipate will contain the terms and conditions substantially as described below (the “Purchase Agreement”), together with a registration rights agreement (the “Registration Rights Agreement”).

We are submitting this Proposal 5 to you in order to obtain the requisite stockholder authorization which would be required under Nasdaq Listing Rules 5635(d), (b) and (a) (i) if we sell shares of our Common Stock to Lincoln Park in excess of 19.99% of our outstanding shares of Common Stock as of the date we enter into the Purchase Agreement, (ii) if sales of our Common Stock under the Purchase Agreement constitute a change of control, or (iii) if sales of our common Stock under the Purchase Agreement would be deemed to be in connection with the acquisition of another company’s stock or assets requiring stockholder approval under Nasdaq Listing Rule 5635(a), in each case as more fully described below.

Agreement with Lincoln Park

Under the terms and subject to the conditions of the Purchase Agreement, we will have the right, but not the obligation, to sell to Lincoln Park, and Lincoln Park will be obligated to purchase up to $10.0 million of our common stock. Such sales of common stock by us, if any, will be subject to certain limitations, and may occur from time to time, at our sole discretion, over a period of 24 months beginning on the date on which the conditions to the commencement of sales under the Purchase Agreement are satisfied (the “Commencement Date”). We will not have the right to commence any sales to Lincoln Park under the Purchase Agreement until each of the conditions set forth in the Purchase Agreement, all of which are outside of Lincoln Park’s control, will have been satisfied, including without limitation that a registration statement covering the resale by Lincoln Park of the shares issuable under the Purchase Agreement (if the shares are sold pursuant to a private placement exemption) shall have been declared effective by the Securities and Exchange Commission (the “SEC”), and that no stop order with respect to the registration statement shall be pending or threatened by the SEC.

Under the Purchase Agreement, from and after the Commencement Date, on any business day selected by us on which the closing sale price of our common stock exceeds certain threshold prices to be determined and set forth in the Purchase Agreement, we may direct Lincoln Park to purchase up to 25,000 shares of common stock on such business day (each, a “Regular Purchase”), provided, however, that (i) the Regular Purchase may be increased to up to 30,000 shares, provided that the closing sale price of our common stock is not below $5.00 on the purchase date, and (ii) the Regular Purchase may be increased to up to 35,000 shares, provided that the closing sale price of our common stock is not below $10.00 on the purchase date. In each case, Lincoln Park’s maximum commitment in any single Regular Purchase may not exceed $500,000.

The purchase price for Regular Purchases will be equal to the lesser of (i) the lowest sale price of our common stock on the applicable purchase date and (ii) the arithmetic average of the three lowest closing sale prices for our common stock during the ten consecutive trading days ending on the trading day immediately preceding the applicable purchase date. A purchase notice for a Regular Purchase may only be issued after the markets have closed (i.e., after 4:00 pm Eastern time), which ensures that the purchase price is always known and fixed at the time the purchase notice is issued.

On any trading day that (i) we have directed Lincoln Park to purchase the maximum number of shares of common stock we are then permitted to sell in a Regular Purchase under the Purchase Agreement and (ii) the closing sale price of our common stock on the applicable Regular Purchase date exceeds a threshold price to be determined and specified in the Purchase Agreement, we will also have the right (but not the obligation), in our sole discretion, to deliver to Lincoln Park, simultaneously with the delivery of the Regular Purchase notice, a purchase notice directing Lincoln Park to purchase additional shares of our common stock in an “accelerated purchase” under the Purchase Agreement. Under certain circumstances that will be set forth in the Purchase Agreement, we will also have the right (but not the obligation), in our sole discretion, to direct Lincoln Park to purchase additional amounts of our common stock in multiple “accelerated purchases” on the same trading day. An accelerated purchase directs Lincoln Park to purchase up to the lesser of (i) three times the number of shares purchased pursuant to a Regular Purchase, or (ii) 30 percent of the trading volume on the date of the accelerated purchase at a purchase price equal to 94% of the lesser of the closing price on the date of the accelerated purchase, or the volume weighted average price on the date of the accelerated purchase.

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Lincoln Park will not have the right to require us to sell any shares of common stock to Lincoln Park, but Lincoln Park will be obligated to make purchases as we direct, subject to certain conditions. In all instances, we may not sell shares of our common stock to Lincoln Park under the Purchase Agreement if it would result in Lincoln Park beneficially owning more than 9.99% of our common stock (the “Beneficial Ownership Limitation”). There will be no upper limits on the price per share that Lincoln Park must pay for shares of common stock. There will be no trading volume requirements or restrictions under the Purchase Agreement, and we will control the timing and amount of any sales of our common stock to Lincoln Park. There will be no limitations on use of proceeds, financial or business covenants, restrictions on future funding, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement. The Purchase Agreement may be terminated by us at any time, at our discretion, without any penalty or cost to us. We currently anticipate that we will use any net proceeds from the sale of securities to Lincoln Park for working capital and general corporate purposes.

Requirement to Seek Stockholder Approval

As a result of our listing on The Nasdaq Capital Market, issuances of our common stock are subject to the Nasdaq Marketplace Rules, including Rules 5635(d), 5635(a) and 5635(b). Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of more than 19.99% of our outstanding shares of our common stock (or securities convertible into or exercisable for shares of our common stock) at a price less than the lower of (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Nasdaq 20% Rule”).

Under the Nasdaq 20% Rule, in no event may we issue or sell to Lincoln Park under the Purchase Agreement more than 19.99% of the shares of our common stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”) unless (i) we obtain stockholder approval to issue shares of common stock in excess of the Exchange Cap or (ii) the average price of all applicable sales of common stock to Lincoln Park under the Purchase Agreement equals or exceeds the closing price of our common stock immediately prior to the date that the Purchase Agreement is executed, such that issuances and sales of the common stock to Lincoln Park under the Purchase Agreement would be exempt from the Exchange Cap limitation under applicable Nasdaq rules. In any event, the Purchase Agreement will specifically provide that we may not issue or sell any shares of our common stock under the Purchase Agreement if such issuance or sale would breach any applicable Nasdaq rules.

Nasdaq Listing Rule 5635(a) requires us to obtain stockholder approval prior to any potential issuances of our common stock that would be made in connection with the acquisition of another company’s stock or assets if (i) the common stock that we would be issuing in such transaction would (1) have voting power equal to or in excess of 20% of the voting power outstanding before such issuance or (2) would be in excess of 20% of the number of shares of common stock outstanding before such issuance or (ii) if any of our directors, officers or substantial stockholders have a 5% or greater interest, directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the potential issuance of common stock could result in an increase in outstanding common shares or voting power of 5% or more.

Nasdaq Listing Rule 5635(b) generally requires us to obtain stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control. Pursuant to applicable Nasdaq guidance, a change of control may generally be deemed to occur when an investor would own or have the right to acquire 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. However, in determining if a change of control has occurred (and stockholder approval is required), Nasdaq will consider all circumstances concerning the transaction and may determine that a change of control has occurred even if the number of shares of common stock or voting power that an investor has a right to acquire is less than 20%.

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Based on the closing sale price of our common stock of $2.66 per share, as reported on The Nasdaq Capital Market on August 1, 2023, to fully utilize the $10.0 million expected to be available to us, we would need to issue approximately 3.76 million shares of common stock to Lincoln Park, which would be in excess of 19.99% of our outstanding shares of common stock as of August 1, 2023 and in all likelihood in excess of 19.99% of our outstanding shares at the time we would enter into the Purchase Agreement. Based on the closing price of our common stock on April 11, 2023 of $1.30 per share (our lowest closing sale price since January 1, 2023 as reported on Nasdaq.com), we would need to issue approximately 7,692,307 shares of common stock to Lincoln Park to fully utilize the $10.0 million expected to be available under the Purchase Agreement.  Further, we may use the proceeds we receive under the Purchase Agreement for any permitted purpose including the acquisition of another company’s stock or assets, although we do not currently intend to pursue any such acquisition. In order to fully utilize the $10.0 million expected to be available under the Purchase Agreement we are required to obtain stockholder approval pursuant to Nasdaq Listing Rules 5635(a), 5635(b) and 5635(d) to permit issuances of our common stock (including the issuance of more than 19.99% of our common stock) to Lincoln Park pursuant to the Purchase Agreement. Accordingly, under this Proposal 5, we are seeking stockholder approval for the issuance of up to 7,692,308 shares of our common stock under the Purchase Agreement. We would seek additional stockholder approval before issuing more than 7,692,308 shares.

Timing of Purchase Agreement

We are seeking stockholder approval of this Proposal 5 at the Annual Meeting to avoid the expenses and transaction delay that we anticipate would occur if we were required to call a separate special meeting of our stockholders to approve issuances of common stock under the Purchase Agreement.  If we obtain stockholder approval, we currently anticipate that we will enter into the Purchase Agreement prior to or within approximately three months after the date of the Annual Meeting. If we do not enter into the Purchase Agreement within such period, we will seek additional stockholder approval before issuing shares of common stock under the Purchase Agreement in excess of the Exchange Cap.

Effect of Failure to Obtain Stockholder Approval

If Proposal 5 is not approved by our stockholders at the Annual Meeting, we intend to execute the Purchase Agreement and Registration Rights Agreement with Lincoln Park as currently anticipated. However, we will not be permitted to issue shares of common stock to Lincoln Park under the Purchase Agreement in excess of the Exchange Cap, unless the average price of all sales and issuances of common stock to Lincoln Park under the Purchase Agreement equals or exceeds the Minimum Price (as defined under Nasdaq Rule 5635(d)(1)(A)), such that issuances and sales of our common stock to Lincoln Park under the Purchase Agreement would be exempt from the Exchange Cap limitation under the Nasdaq 20% Rule, and we may not issue shares under the Purchase Agreement if the issuance would violate Nasdaq Listing Rules 5635(a) and (b). If, as a result of failing to obtain stockholder approval, we are prohibited from issuing shares of common stock to Lincoln Park under the Purchase Agreement in excess of the Exchange Cap (or in an amount that would violate Nasdaq Listing Rules 5635(a) or (b)), we would likely be required to seek alternative sources of financing sooner than if we obtain stockholder approval under this Proposal 5 and are able to access the maximum amount of $10.0 million under the Purchase Agreement.

Reasons for Transaction and Effect on Current Stockholders

The Board has determined that the Purchase Agreement with Lincoln Park is in the best interests of the Company and its stockholders because the right to sell shares to Lincoln Park provides the Company with a reliable source of capital and the ability to access that capital when and as needed.

Dilution

The Purchase Agreement will not affect the rights of the holders of outstanding common stock, but the sale of shares to Lincoln Park pursuant to the terms of the Purchase Agreement will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.  For example if we were to sell to Lincoln Park all 7,692,308 shares (which is the maximum number of shares we could sell under the anticipated terms of the Purchase Agreement at a price equal to the lowest closing price of our common stock since January 1, 2023 as reported on www.nasdaq.com) for which we are seeking stockholder approval to issue under the Purchase Agreement, Lincoln Park would beneficially own approximately 78.2% of the outstanding shares of the Company after such issuances on a pro forma basis. However, in addition to the limits set by the Purchase Agreement (including the Beneficial Ownership Limitation), pursuant to SEC rules regarding the use of a shelf registration statement on Form S-3, the maximum amount we are able to sell in any 12-month period under a registration statement on Form S-3 is also limited to a number of shares having an aggregate market value of no more than 1/3 of our public float. This limit is applicable as long as our public float is less than $75 million (and is applicable to a primary issuance (in the event we sell registered shares) or a resale (in the event we sell shares pursuant to a private placement exemption) pursuant to the Form S-3 shelf registration statement).

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Beneficial Ownership Limitation and Control Considerations

Notwithstanding the foregoing, the Purchase Agreement will provide that the Company shall not issue, and Lincoln Park shall not purchase, any shares of our common stock under the Purchase Agreement if such shares proposed to be issued and sold, when aggregated with all other shares of our common stock then owned beneficially (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by Lincoln Park and its affiliates, would result in the beneficial ownership by Lincoln Park and its affiliates of more than 9.99% of our then issued and outstanding shares of common stock. This Beneficial Ownership Limitation limits the number of shares Lincoln Park may beneficially own at any one time to 9.99% of our outstanding common stock. Consequently, the number of shares Lincoln Park may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of our common stock increases over time. Lincoln Park may sell some or all of the shares it purchases under the Purchase Agreement, permitting it to purchase additional shares in compliance with the Beneficial Ownership Limitation.

Effect of Approval

If this Proposal 5 is approved by our stockholders, we will be able to issue shares in a greater number than permitted by the Exchange Cap to Lincoln Park under the Purchase Agreement, provided we enter into the Purchase Agreement prior to or within approximately three months after the date of the Annual Meeting, up to a maximum of $10.0 million of our common stock. If approved, we will be able to sell shares of our common stock under the Purchase Agreement from time to time, at our sole discretion, over the 24-month period beginning on the Commencement Date.  Based on the closing price of our common stock of $1.30 per share on April 11, 2023 (which is the lowest closing sale price of our common stock since January 1, 2023 as reported on Nasdaq.com), the maximum number of shares we could issue and sell under the Purchase Agreement would be approximately 7,692,308 shares.  The actual purchase price for Regular Purchases will equal the lesser of (i) the lowest sale price of our common stock on the purchase date, or (ii) the arithmetic average of the three lowest closing sale prices for our common stock during the ten consecutive trading days ending on the trading day immediately preceding the purchase date. While the number of shares of common stock that we may issue would fluctuate from time to time based on the price of our common stock (and, as a practical matter, may be limited by the Beneficial Ownership Limitations and SEC rules limiting the number of shares that we may sell under our registration statement on Form S-3), we would seek additional stockholder approval before issuing more than 7,692,308 shares under the Purchase Agreement. We would also seek additional stockholder approval before agreeing to any increase in the value of the shares of common stock we may issue to Lincoln Park under the Purchase Agreement above $10.0 million.

The additional shares that we could issue to Lincoln Park will result in greater dilution to existing stockholders and may result in a decline in our stock price or greater price volatility.

Each additional share of common stock that would be issuable to Lincoln Park would have the same rights and privileges as each share of our currently authorized common stock.

Required Vote

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to approve the issuance of shares of common stock to Lincoln Park pursuant to Nasdaq Listing Rules 5635(a), 5635(b) and 5635(d).

OUR BOARD RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK TO LINCOLN PARK PURSUANT TO NASDAQ LISTING RULES, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock (including shares issuable upon the exercise or conversion of securities that entitle the holders thereof to obtain Common Stock upon exercise or conversion in accordance with the terms thereof) as of August 1, 2023, by:

●	each person known by us to be the beneficial owner of more than five percent of our outstanding shares of Common Stock;

●	each director and director nominee;

●	each of our executive officers named in the Summary Compensation Table included in this proxy statement; and

●	all current directors and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. We deem shares of our common stock which the stockholder has the right to acquire within 60 days of August 1, 2023, whether through the vesting of restricted stock units, or RSUs, or the exercise or conversion of any stock option, convertible security, warrant or other right, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The indication herein that shares are beneficially owned is not an admission on the part of the stockholder that he, she or it is a direct or indirect beneficial owner of those shares.

Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Enveric Biosciences, Inc. 4851 Tamiami Trail N., Suite 200, Naples, FL 34103. As of August 1, 2023, we had 2,144,844 shares of Common Stock outstanding.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Class
5% Owners
Intracoastal Capital LLC (1)	206,136	9.1%
AdvisorShares Trust (2)	116,295	5.4%

Officers and Directors
Joseph Tucker, Ph.D. (3)	35,536	1.6%
Peter Facchini, Ph.D. (4)	29,743	1.4%
Avani Kanubaddi (5)	37,068	1.7%
George Kegler (5)	320	*
Douglas Lind, M.D. (5)	136	*
Marcus Schabacker, M.D., Ph.D. (5)	320	*
Bevin O’Neil	-	*
Michael Webb	-	*
Frank Pasqualone	-	*
All directors and current executive officers as a group of nine (9) persons (6)	66,055	3.0%

* Represents less than 1%

(1)

This information is based on a Schedule 13G/A filed with the SEC on February 8, 2023 on behalf of (i) Mitchell P. Kopin, an individual who is a citizen of the United States of America, (ii) Daniel B. Asher, an individual who is a citizen of the United States of America and (iii) Intracoastal Capital LLC, a Delaware limited liability company (“Intracoastal”). The principal business office of Mr. Kopin and Intracoastal is 245 Palm Trail, Delray Beach, Florida 33483. The principal business office of Mr. Asher is 111 W. Jackson Boulevard, Suite 2000, Chicago, Illinois 60604. According to the Schedule 13G/A, Mr. Kopin, Mr. Asher, and Intracoastal have shared voting power and shared dispositive power with respect to shares of common stock beneficially owned by each.

Includes 81,136 shares of Common Stock and warrants to purchase 125,000 shares of Common Stock. Excludes warrants to purchase 20,000 shares of Common Stock that are not exercisable within 60 days of the Record Date due to blocker provisions limiting Intracoastal’s beneficial holdings to 4.99% of the Company’s outstanding Common Stock.

(2)	This information is based on a Schedule 13G filed by AdvisorShares Trust with the SEC on February 14, 2023. The principal business office of AdvisorShares Trust is 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814.

(3)	Includes 16,040 shares of Common Stock, 3,987 options to purchase Common Stock exercisable within 60 days of August 1, 2023, warrants to purchase 13,290 shares of Common Stock exercisable within 60 days of August 1, 2023, and 2,219 restricted stock units that vest within 60 days of August 1, 2023.

(4)	Includes 13,902 shares of Common Stock, 1,994 options to purchase Common Stock exercisable within 60 days of August 1, 2023, warrants to purchase 12,280 shares of Common Stock exercisable within 60 days of August 1, 2023, and 1,567 restricted stock units that vest within 60 days of August 1, 2023.

(5)	All share amounts consist of Common Stock.

(6)	Includes 30,718 shares of Common Stock, 3,786 restricted stock units that vest within 60 days of August 1, 2023, options to purchase 5,981 shares of Common Stock exercisable within 60 days of August 1, 2023, and warrants to purchase 25,570 shares of Common Stock exercisable within 60 days of August 1, 2023. Kevin Coveney, our Chief Financial Officer, does not beneficially own any shares of Common Stock as of August 1, 2023.

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CORPORATE CODE OF CONDUCT AND ETHICS

We have adopted a Corporate Code of Conduct and Ethics and Whistleblower Policy that applies to our directors, officers, employees and certain persons performing services for us. The Corporate Code of Conduct and Ethics and Whistleblower Policy addresses, among other things, competition and fair dealing, conflicts of interest, protection and proper use of Company assets, government relations, compliance with laws, rules and regulations and the process for reporting violations of the Corporate Code of Conduct and Ethics and Whistleblower Policy, employee misconduct, improper conflicts of interest or other violations. Our Corporate Code of Conduct and Ethics and Ethics and Whistleblower Policy is available on our website at www.enveric.com in the “Corporate Governance” section found under the “Investors” tab. Disclosure regarding any amendments to, or waivers from, provisions of the Corporate Code of Conduct and Ethics and Whistleblower Policy that apply to our directors, principal executive officer or principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.

OTHER MATTERS

The persons designated to vote shares covered by our proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the Annual Meeting or any adjournment, continuation or postponements thereof. Our Board knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a stockholder proposal (other than for director nominations) submitted for inclusion in our proxy statement for the 2024 Annual Meeting of Stockholders must be delivered to the Company’s Secretary at our corporate office at 4851 Tamiami Trail N, Suite 200, Naples, Florida 34103 no later than May 22, 2024, or, if the date of our 2024 Annual Meeting of Stockholders is more than 30 days from the anniversary date of the 2023 Annual Meeting of Stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials for our 2024 Annual meeting of stockholders.

If you intend to present a proposal at our 2024 Annual Meeting of Stockholders, including director nominations, but you do not intend to have it included in our 2024 Proxy Statement, you must deliver a copy of your proposal to the Company’s Secretary at our corporate office listed above no earlier than July 6, 2024 and no later than the close of business on August 5, 2024. The proposal must contain certain information specified in our Bylaws; provided, however, that in the event that the date of our 2024 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2023 Annual Meeting of Stockholders, your notice will be timely if we receive it no earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and no later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the date on which a public announcement setting forth the date of such meeting is first made. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act.

Proposals that are not received in a timely manner or in accordance with applicable law will not be voted on at the 2024 Annual Meeting of Stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.

Naples, Florida
September [●], 2023

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Annex A

ENVERIC BIOSCIENCES, INC.

2020 LONG-TERM INCENTIVE PLAN, AS AMENDED

The Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan (the “Original Plan”), was adopted by the Board of Directors of Enveric Biosciences, Inc., a Delaware corporation (the “Company”), effective as of December 31, 2020 (the “Effective Date”), was amended as of July 14, 2022 and was further amended as of [●], 2023 (the Original Plan, as so amended, the “Plan”).

ARTICLE 1.

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c) provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2.

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, and any other applicable law, rule or restriction.

2.2 “Authorized Officer” is defined in Section 3.2(b) hereof.

2.3 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.4 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.5 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.6 “Board” means the board of directors of the Company.

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2.7 “Change in Control” means the occurrence of the event set forth in any one of the following paragraphs, except as otherwise provided herein:

(a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below or clause (x) in paragraph (d) below;

(b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date of this Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3rds) of the directors then still in office who either were directors on the effective date of this Plan or whose appointment, election or nomination for election was previously so approved or recommended;

(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (x) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes hereof:

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Notwithstanding the foregoing provisions of this Section 2.7, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

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2.8 “Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan or an Award Agreement.

2.9 “Code” means the United States Internal Revenue Code of 1986, as amended.

2.10 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.11 “Common Stock” means the common stock, par value $0.01 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.12 “Company” means Enveric Biosciences, Inc., a Delaware corporation, and any successor entity.

2.13 “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.14 “Corporation” means any entity that (a) is defined as a corporation under Section 7701 of the Code and (b) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (b) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.15 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.16 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.17 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.18 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.19 “Exercise Date” is defined in Section 8.3(b) hereof.

2.20 “Exercise Notice” is defined in Section 8.3(b) hereof.

2.21 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date (as determined by the Committee, in its discretion), or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the National Association of Securities Dealer, Inc.’s OTC Bulletin Board or the Pink OTC Markets, Inc. (previously known as the National Quotation Bureau, Inc.); or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

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2.22 “Immediate Family Members” is defined in Section 15.7 hereof.

2.23 “Incentive” is defined in Section 2.3 hereof.

2.24 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.25 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.26 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.27 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.28 “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.29 “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.30 “Participant” means an Employee, Contractor or an Outside Director to whom an Award is granted under this Plan.

2.31 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.32 “Performance Goal” means any of the Performance Criteria set forth in Section 6.10 hereof.

2.33 “Plan” means this Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan, as amended from time to time.

2.34 “Prior Plan Awards” means (a) any awards under the Prior Plans that are outstanding on the Effective Date, and that on or after the Effective Date, are forfeited, expire or are canceled; and (b) any shares subject to awards relating to Common Stock under the Prior Plans that, on or after the Effective Date are settled in cash.

2.35 “Prior Plans” means the Jay Pharma Inc., 2019 Long-term Incentive Plan and the Ameri Holdings, Inc. 2015 Equity Incentive Award Plan.

2.36 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.37 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

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2.38 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.39 “Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.40 “Retirement” shall have the meaning set forth in the Participant’s Award Agreement, if applicable.

2.41 “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.42 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.43 “Spread” is defined in Section 12.4(b) hereof.

2.44 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.45 “Subsidiary” means (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.46 “Termination of Service” occurs when a Participant who is (a) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (b) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (c) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.46, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.47 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.47, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

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ARTICLE 3.

ADMINISTRATION

3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2 Designation of Participants and Awards.

(a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or by the Board.

(b) Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees who are not Reporting Participants as eligible persons to whom Nonqualified Stock Options, Incentive Stock Options or SARs will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Nonqualified Stock Options, Incentive Stock Options or SARs; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Nonqualified Stock Options, Incentive Stock Options or SARs, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Nonqualified Stock Options, Incentive Stock Options or SARs, and (z) not authorize an officer to designate himself as a recipient of any Award.

3.3 Authority of the Committee. The Committee, in its discretion, shall (a) interpret the Plan and Award Agreements, (b) prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the Plan, (c) establish performance goals for an Award and certify the extent of their achievement, and (d) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

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The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4.

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5.

SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12 and subject to increase by any Prior Plan Awards eligible for reuse pursuant to Section 5.2, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is Three Hundred Fifty Thousand (350,000) (the “Authorized Shares”), of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options (the “ISO Limit”). Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of the Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of the Plan. For the avoidance of doubt, the number of Authorized Shares above reflects the 1-for-50 reverse stock split of the shares of the Common Stock that was effected on July 14, 2022.

5.2 Reuse of Shares. To the extent that any Award under this Plan or any Prior Plan Award shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or any Prior Plan Award so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan; provided, however, that the number of shares of Common Stock underlying any Incentives under the Plan or any Prior Plan that are retained or repurchased on the exercise of a Stock Option or the vesting or issuance of any Incentive to cover the exercise price and/or tax withholding required by the Company in connection with vesting shall not be added back to the Authorized Shares available for issuance under the Plan; and provided, further that, in the case of Incentive Stock Options, the foregoing provisions shall be subject to any limitations under the Code. In addition, any Shares repurchased using exercise price proceeds will not be available for issuance under the Plan. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash.

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ARTICLE 6.

GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant. Except in connection with a corporate transaction involving the Company (which term includes, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares) or as otherwise contemplated by Article 11 or 12 below, the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Stock Options to reduce the Option Price of such Stock Options, (ii) cancel outstanding Stock Options in exchange for Stock Options that have an Option Price that is less than the Option Price value of the original Stock Options, or (iii) cancel outstanding Stock Options that have an Option Price greater than the Fair Market Value of a share of Common Stock on the date of such cancellation in exchange for cash or other consideration.

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6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (a) the number of shares of Common Stock awarded, (b) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (c) the time or times within which such Award may be subject to forfeiture, (d) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (e) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (a) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, provided that no dividends or dividend equivalents shall be paid on any Incentive prior to the vesting of the underlying shares of Common Stock. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

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(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on length of continuous service or such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (1) the Company shall be obligated to, or (2) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (b) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

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6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant, provided that no Dividend Equivalent Right shall be paid on any Incentive prior to the vesting of the underlying shares of Common Stock. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

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6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which may include, without limitation, one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (a) events that are of an unusual nature or indicate infrequency of occurrence, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (e) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.12 Recoupment for Restatements. Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

ARTICLE 7.

AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

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7.2 Vesting. The Committee, in its sole discretion, may determine the terms and conditions upon which an Incentive will become vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan; provided, however, that except in the case of (i) death, Total and Permanent Disability or retirement of the Participant or (ii) a Change in Control, Incentives shall not vest, and any right of the Company to restrict or reacquire shares of Common Stock subject to an Incentive shall not lapse, less than one (1) year from the date of grant and any Incentive subject to the satisfaction of Performance Goals over a performance period shall be subject to a performance period of not less than one year, provided that any time-based vesting with respect to such Incentive may accrue incrementally pursuant to the terms of such Incentive over such one-year period; and provided further that, notwithstanding the foregoing, Incentives may be granted having time-based vesting of less than one (1) year from the date of grant so long as no more than five percent (5%) of the Authorized Shares pursuant to Article 5 (as adjusted under Articles 11 and 12) may be granted in the aggregate pursuant to such awards other than Incentives granted to non-employee directors. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

7.3 Effect of a Change in Control. Except as otherwise contemplated by Article 11 or 12, upon a Change in Control all then-outstanding Awards shall immediately vest and be settled in accordance with Section 7.3(a) and 7.3(b) below, except as may otherwise be provided in a then-effective written agreement (including an Award Agreement) between a Participant and the Company.

(a) Outstanding Awards Subject Solely to a Service Condition.

(i) Upon a Change in Control, a Participant’s then-outstanding Awards, other than Incentive Stock Options, Nonqualified Stock Options and Stock Appreciation Rights, that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Affiliate shall become fully vested and shall be settled in cash, shares of Common Stock or a combination thereof, as determined by the Committee, within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Section 409A of the Code).

(ii) Upon a Change in Control, a Participant’s then-outstanding Incentive Stock Options, Nonqualified Stock Options and Stock Appreciation Rights that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Affiliate shall immediately become fully vested and exercisable over the exercise period set forth in the applicable Award Agreement. Notwithstanding the immediately preceding the sentence, the Committee may elect to deem all such vested Incentive Stock Options, Nonqualified Stock Options and/or Stock Appreciation Rights exercised as of the date of the Change in Control or may cancel such outstanding Incentive Stock Options, Nonqualified Stock Options or Stock Appreciation Rights, and in either case pay the Participant an amount of shares or cash (less normal withholding taxes) equal to the excess of (i) the value, as determined by the Committee, of the consideration (including cash) received by the holder of a share of Common Stock as a result of the Change in Control (or if the Company’s stockholders do not receive any consideration as a result of the Change in Control, the Fair Market Value of a share of Common Stock on the day immediately prior to the Change in Control) over (ii) the exercise price of such Incentive Stock Options or Nonqualified Stock Options or the SAR Price of such Stock Appreciation Rights, multiplied by the number of shares of Common Stock subject to each such Award in accordance with Section 409A of the Code to the extent applicable. No payment shall be made to a Participant for any Incentive Stock Options, Nonqualified Stock Options or Stock Appreciation Right if the exercise price for such Incentive Stock Option or Nonqualified Stock Option or the SAR Price for such Stock Appreciation Right, exceeds the value, as determined by the Committee, of the consideration (including cash) received by the holder of a share of Common Stock as a result of Change in Control.

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(b) Outstanding Awards Subject to a Performance Goals.

(i) Upon a Change in Control, a Participant’s then-outstanding Awards, other than Incentive Stock Options, Nonqualified Stock Options and Stock Appreciation Rights, that are not vested and as to which vesting depends upon the satisfaction of one or more Performance Goals shall immediately vest and all Performance Goals shall be deemed satisfied as if target performance was achieved, and shall be settled in cash, shares of Common Stock or a combination thereof, as determined by the Committee, within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Section 409A of the Code), notwithstanding that the applicable performance period, retention period or other restrictions and conditions have not been completed or satisfied.

(ii) Upon a Change in Control, a Participant’s then-outstanding Incentive Stock Options, Nonqualified Stock Options and Stock Appreciation Rights that are not vested and as to which vesting depends upon the satisfaction of one or more Performance Goals shall immediately vest and all Performance Goals shall be deemed satisfied as if target performance was achieved, and the Award shall remain exercisable over the exercise period set forth in the applicable Award Agreement. Notwithstanding the immediately preceding the sentence, the Committee may elect to provide that all such vested Incentive Stock Options, Nonqualified Stock Options and/or Stock Appreciation Rights shall be deemed exercised as of the date of the Change in Control or may cancel such outstanding Incentive Stock Options, Nonqualified Stock Options or Stock Appreciation Rights, and in either case pay the Participant an amount of shares or cash (less normal withholding taxes) equal to the excess of (i) the value, as determined by the Committee, of the consideration (including cash) received by the holder of a share of Common Stock as a result of the Change in Control (or if the Company’s stockholders do not receive any consideration as a result of the Change in Control, the Fair Market Value of a share of Common Stock on the day immediately prior to the Change in Control) over (ii) the exercise price of such Incentive Stock Options or Nonqualified Stock Options or the SAR Price of such Stock Appreciation Rights, multiplied by the number of shares of Common Stock subject to each such Award in accordance with Section 409A of the Code to the extent applicable. No payment shall be made to a Participant for any Incentive Stock Option, Nonqualified Stock Option or Stock Appreciation Right if the exercise price for such Incentive Stock Option or Nonqualified Stock Option or the SAR Price for such Stock Appreciation Right, exceeds the value, as determined by the Committee, of the consideration (including cash) received by the holder of a share of Common Stock as a result of Change in Control.

ARTICLE 8.

EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

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8.3 Exercise of Stock Option.

(a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the date of exercise thereof (the “Exercise Date”) with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any employment tax withholding or other tax payment due with respect to such Award), payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (i) cash or check, bank draft, or money order payable to the order of the Company, (ii) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (iii) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares of Common Stock having an aggregate Fair Market Value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise), and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three (3) business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

(c) Issuance of Certificate; Registration of Shares. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

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(d) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9.

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (a) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (b) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 421 and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

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ARTICLE 10.

TERM

The Plan shall be effective from the date that this Plan is adopted by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11.

CAPITAL ADJUSTMENTS

In the event that the number of outstanding shares of Common Stock is increased, the number of Authorized Shares shall be proportionately adjusted upon the occurrence of such increase such that the quotient of (i) the number of Authorized Shares immediately prior to such increase and (ii) the number of shares of Common Stock outstanding immediately prior to such increase is equal to the quotient of (x) number of Authorized Shares immediately after such increase and (y) the number of shares of Common Stock outstanding immediately after such increase (the “Equitable Adjustment”); provided, however, that any such Equitable Adjustment is subject to and will take effect following approval of the Equitable Adjustment by the Board or the Committee. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (a) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (b) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (c) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (d) the Option Price of each outstanding Award, (e) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (f) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

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ARTICLE 12.

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

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(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13.

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (a) sell all or substantially all of its property, or (b) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14.

INCENTIVES IN SUBSTITUTION FOR

INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

ARTICLE 15.

MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

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15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaiveable requirement under applicable law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under applicable law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

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15.7 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (a) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, (c) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.

15.8 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.9 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

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On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.10 Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws, rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any stockholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company. The individuals and entities described above in this Section 15.10 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.10.

A copy of this Plan shall be kept on file in the principal office of the Company.

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V22396-P97906

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENVERIC BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of five directors, to serve until the Company's 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified, for which the following are nominees:	☐	☐	☐

01) Michael D. Webb
02) George Kegler
03) Frank Pasqualone
04) Marcus Schabacker, M.D., Ph.D.
05) Joseph Tucker, Ph.D.

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders and Proxy Statement and Annual Report are available at www.proxyvote.com.

V22397-P97906

ENVERIC BIOSCIENCES, INC.
Annual Meeting of Stockholders
November 2, 2023 10:00 AM ET
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Joseph Tucker and Kevin Coveney, and each of them (the "Proxies"), as Proxies of the undersigned, with the full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Enveric Biosciences, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on November 2, 2023, virtually at www.virtualshareholdermeeting.com/ENVB2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

Continued and to be signed on reverse side